UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2013

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks—61.8%
Consumer Discretionary—9.9%

Auto Components—0.1%
American Axle & Manufacturing Holdings, Inc.[1]	25,720	$500,254

Dorman Products, Inc.	17,110	805,539

		1,305,793

Automobiles—0.7%
Bayerische Motoren Werke (BMW) AG	14,193	1,388,797

Bayerische Motoren Werke (BMW) AG, Preference	118,259	8,977,421

PT Astra International Tbk	2,478,500	1,565,648

		11,931,866

Diversified Consumer Services—0.4%
Benesse Holdings, Inc.	31,200	1,076,116

Dignity plc	67,888	1,525,962

Estacio Participacoes SA	166,800	1,288,279

Kroton Educacional SA	72,287	1,029,797

New Oriental Education & Technology Group, Inc., Sponsored ADR	63,000	1,397,970

		6,318,124

Hotels, Restaurants & Leisure—1.3%
Buffalo Wild Wings, Inc.[1]	15,470	1,602,383

Carnival Corp.	54,870	2,031,836

Chuy’s Holdings, Inc.[1]	25,090	885,426

Domino’s Pizza Group plc	158,980	1,378,586

Fiesta Restaurant Group, Inc.[1]	19,820	625,321

Genting Berhad	475,400	1,441,999

Gtech SpA	70,863	1,966,825

Home Inns & Hotels Management, Inc., ADR[1]	22,480	625,169

Jollibee Foods Corp.	243,130	867,736

McDonald’s Corp.[2]	65,500	6,424,240

Multimedia Games, Inc.[1]	20,590	720,444

Noodles & Co.[1]	3,160	137,049

Panera Bread Co., Cl. A1	5,700	952,185

Revel Entertainment[1]	6,041	226,538

William Hill plc	322,971	2,385,120

Yum! Brands, Inc.	24,250	1,768,310

		24,039,167

Household Durables—0.3%
La-Z-Boy, Inc.	54,890	1,137,870

MRV Engenharia e Participacoes SA	128,200	364,704

SEB SA	17,580	1,463,824

Standard Pacific Corp.[1]	222,580	1,820,704

		4,787,102

Internet & Catalog Retail—0.4%
Amazon.com, Inc.[1]	6,666	2,007,933

B2W Companhia Global do Varejo[1]	58,517	271,892

Ctrip.com International Ltd., ADR[1]	66,550	2,437,727

1	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued
Consumer Discretionary Continued

Internet & Catalog Retail Continued

HomeAway, Inc.[1]	27,660	$832,843

RetailMeNot, Inc.[1]	10,090	287,061

TripAdvisor, Inc.[1]	7,900	592,658

Yoox SpA[1]	47,773	1,254,442

		7,684,556

Leisure Equipment & Products—0.0%
Nintendo Co. Ltd.	3,800	481,098

Media—2.0%
Grupo Televisa SA, Sponsored ADR	197,573	5,354,228

Liberty Global plc Series A1	6,979	566,136

Liberty Global plc Series C1	5,211	402,081

Lions Gate Entertainment Corp.[1]	57,150	1,859,090

Nexstar Broadcasting Group, Inc., Cl. A	29,390	1,059,216

SES, FDR	41,600	1,225,934

Sinclair Broadcast Group, Inc., Cl. A	37,110	1,046,873

Time Warner Cable, Inc.	6,568	749,212

Twenty-First Century Fox, Inc., Cl. B	75,620	2,259,526

Twenty-First Century Fox, Inc., Cl. A	52,600	1,577,474

Walt Disney Co. (The)[2]	221,826	14,341,051

Zee Entertainment Enterprises Ltd.	1,163,835	4,752,392

		35,193,213

Multiline Retail—0.0%
S.A.C.I. Falabella SA	5,418	55,356

Shinsegae Co. Ltd.	3,536	686,651

		742,007

Specialty Retail—2.2%
Asbury Automotive Group, Inc.[1]	48,330	2,360,437

Conn’s, Inc.[1]	45,580	2,945,380

Five Below, Inc.[1]	17,090	664,117

Home Depot, Inc. (The)	60,700	4,797,121

Industria de Diseno Textil SA	64,026	8,579,358

Lithia Motors, Inc., Cl. A	37,140	2,423,014

Lumber Liquidators Holdings, Inc.[1]	20,960	2,029,347

O’Reilly Automotive, Inc.[1]	12,701	1,590,927

Pier 1 Imports, Inc.	53,770	1,263,595

Restoration Hardware Holdings, Inc.[1]	12,870	859,973

Tiffany & Co.[2]	113,023	8,986,459

Tile Shop Holdings, Inc. (The)[1]	12,330	350,542

TJX Cos., Inc. (The)	37,376	1,945,047

		38,795,317

Textiles, Apparel & Luxury Goods—2.5%
Brunello Cucinelli SpA	15,405	417,362

Burberry Group plc	37,544	876,666

Compagnie Financiere Richemont SA, Cl. A	22,122	2,180,394

2	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued
Consumer Discretionary Continued

Textiles, Apparel & Luxury Goods Continued

Kering	49,510	$11,386,796

Luxottica Group SpA	25,555	1,366,013

LVMH Moet Hennessy Louis Vuitton SA	57,770	10,551,876

Nike, Inc., Cl. B	70,932	4,463,041

Prada SpA	193,500	1,804,706

Ralph Lauren Corp.	6,403	1,165,730

Salvatore Ferragamo Italia SpA	23,384	797,737

Steven Madden Ltd.[1]	29,980	1,541,572

Swatch Group AG (The), Cl. B	882	526,668

Tod’s SpA	23,810	3,870,823

VF Corp.	16,980	3,345,060

		44,294,444

Consumer Staples—5.6%

Beverages—1.9%
Anadolu Efes Biracilik ve Malt Sanayii AS	72,221	994,352

Brown-Forman Corp., Cl. B	38,610	2,799,611

C&C Group plc	231,806	1,284,135

Carlsberg AS, Cl. B	44,338	4,395,130

Companhia de Bebidas das Americas, Preference, ADR	108,900	4,114,242

Diageo plc	77,421	2,426,445

Fomento Economico Mexicano SAB de CV, Sponsored ADR	52,866	5,259,638

Fomento Economico Mexicano SAB de CV, UBD	200,050	1,992,082

Heineken NV	51,498	3,612,252

Nigerian Breweries plc	591,834	634,913

Pernod-Ricard SA	20,790	2,474,999

SABMiller plc	70,120	3,447,347

Tsingtao Brewery Co. Ltd.	58,000	444,500

United Spirits Ltd.	14,238	558,711

		34,438,357

Food & Staples Retailing—1.0%
Almacenes Exito SA	43,892	721,360

Almacenes Exito SA, GDR[3]	57,600	981,187

BIM Birlesik Magazalar AS	27,345	627,609

Cencosud SA	305,695	1,389,117

Costco Wholesale Corp.	32,067	3,761,138

CP ALL PCL	185,600	207,308

CVS Caremark Corp.	53,790	3,307,547

Fairway Group Holdings Corp.[1]	15,310	383,822

InRetail Peru Corp.[1,4]	18,800	313,960

Magnit	11,497	2,795,669

Shoppers Drug Mart Corp.	23,097	1,374,666

Shoprite Holdings Ltd.	18,382	310,087

Susser Holdings Corp.[1]	17,490	904,583

Woolworths Ltd.	22,287	667,246

		17,745,299

3	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued
Consumer Staples Continued

Food Products—1.7%
Annie’s, Inc.[1]	16,830	$695,247

Aryzta AG	34,114	2,106,523

Barry Callebaut AG	1,493	1,450,007

Boulder Brands, Inc.[1]	66,450	857,870

DANONE SA	18,330	1,448,150

Hershey Co. (The)	3,850	365,250

J.M. Smucker Co. (The)	28,430	3,198,944

Nestle SA	88,935	6,017,309

Tingyi (Cayman Islands) Holding Corp.	678,000	1,674,247

Unilever plc	252,192	10,223,048

Want Want China Holdings Ltd.	1,220,000	1,645,238

		29,681,833

Household Products—0.6%
Colgate-Palmolive Co.[2]	128,960	7,720,835

Hindustan Unilever Ltd.	67,887	687,306

Reckitt Benckiser Group plc	21,752	1,546,849

Unilever Indonesia Tbk	124,000	384,227

		10,339,217

Personal Products—0.3%
Colgate-Palmolive (India) Ltd.	34,752	782,995

Estee Lauder Cos., Inc. (The), Cl. A	40,760	2,675,894

L’Oreal SA	2,760	461,655

Marico Ltd.	120,272	413,294

Natura Cosmeticos SA	68,000	1,369,628

		5,703,466

Tobacco—0.1%
Philip Morris International, Inc., Cl. A	8,453	753,839

Swedish Match AB	29,367	1,094,766

		1,848,605

Energy—3.5%

Energy Equipment & Services—1.6%
Atwood Oceanics, Inc.[1]	20,940	1,179,760

China Oilfield Services Ltd., Cl. H	176,000	398,657

Dril-Quip, Inc.[1]	17,670	1,606,380

Eurasia Drilling Co. Ltd., GDR	21,690	859,383

FMC Technologies, Inc.[1]	15,720	837,876

Forum Energy Technologies, Inc.[1]	23,030	665,106

Helix Energy Solutions Group, Inc.[1]	33,540	850,910

Hunting plc	14,380	182,025

Oceaneering International, Inc.	38,980	3,160,888

Saipem SpA	42,319	901,029

Schlumberger Ltd.	18,168	1,477,603

Schoeller-Bleckmann Oilfield Equipment AG	11,677	1,377,054

Technip SA	81,780	9,003,779

Tenaris SA, ADR	47,420	2,107,819

4	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued
Energy Continued

Energy Equipment & Services Continued
Transocean Ltd.	82,110	$3,872,308

		28,480,577

Oil, Gas & Consumable Fuels—1.9%
BG Group plc	160,330	2,901,894

Bonanza Creek Energy, Inc.[1]	21,320	868,577

Cabot Oil & Gas Corp.	43,460	3,295,137

Cairn Energy plc[1]	172,427	704,749

Chevron Corp.	26,532	3,340,113

CNOOC Ltd.	811,000	1,460,067

Diamondback Energy, Inc.[1]	16,890	644,860

EOG Resources, Inc.	14,060	2,045,589

Exxon Mobil Corp.	24,333	2,281,219

Genel Energy plc[1]	18,210	265,459

Noble Energy, Inc.	49,020	3,063,260

NovaTek OAO, Sponsored GDR	23,700	2,763,011

Oasis Petroleum, Inc.[1]	41,550	1,746,762

Petroleo Brasileiro SA, Sponsored ADR	118,300	1,696,422

Pioneer Natural Resources Co.	4,430	685,587

Repsol YPF SA	160,118	3,830,814

Rex Energy Corp.[1]	34,310	658,409

Tullow Oil plc	118,400	1,875,042

		34,126,971

Financials—9.0%

Capital Markets—2.6%
Ameriprise Financial, Inc.	39,630	3,527,070

Artisan Partners Asset Management, Inc.[1]	15,960	845,880

BinckBank NV	54,515	481,907

Charles Schwab Corp. (The)	112,820	2,492,194

Credit Suisse Group AG	134,799	3,958,827

Deutsche Bank AG	122,666	5,531,472

Evercore Partners, Inc., Cl. A	15,660	742,597

Financial Engines, Inc.	23,810	1,136,689

Goldman Sachs Group, Inc. (The)	45,265	7,424,818

ICAP plc	341,678	2,109,147

Invesco Ltd.	70,710	2,276,155

Northern Trust Corp.	62,880	3,680,995

Tullett Prebon plc	157,630	799,650

UBS AG	556,440	10,913,739

Virtus Investment Partners, Inc.[1]	4,120	768,380

		46,689,520

Commercial Banks—2.3%
ABSA Group Ltd.	31,479	454,066

Banco Bilbao Vizcaya Argentaria SA	611,754	5,768,015

Banco Bradesco SA, Sponsored ADR	75,760	925,787

Banco Davivienda SA, Preference	55,678	678,215

Bancolombia SA, Sponsored ADR	10,930	627,929

5	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued
Financials Continued

Commercial Banks Continued

Commercial International Bank	142,728	$722,845

Grupo Financiero Banorte SAB de CV	43,267	272,927

Grupo Financiero Inbursa SA de CV, Cl. O	313,127	732,270

Guaranty Trust Bank plc	2,866,834	451,625

HDFC Bank Ltd., ADR	29,900	983,710

Home Bancshares, Inc.	26,050	711,686

ICICI Bank Ltd., Sponsored ADR	206,860	6,780,871

Itau Unibanco Holding SA, Preference, ADR	291,764	3,719,991

PrivateBancorp, Inc.	53,400	1,259,706

Siam Commercial Bank Public Co. Ltd.	160,400	810,915

Signature Bank[1]	18,460	1,690,013

Societe Generale	62,140	2,482,749

Standard Bank Group Ltd.	54,626	609,677

Sumitomo Mitsui Financial Group, Inc.	101,300	4,626,440

U.S. Bancorp	31,628	1,180,357

Wells Fargo & Co.	79,504	3,458,424

Western Alliance Bancorp[1]	77,430	1,372,834

Zenith Bank plc	3,507,093	430,198

		40,751,250

Consumer Finance—0.2%
American Express Co.	35,386	2,610,425

Credit Acceptance Corp.[1]	5,520	620,945

Portfolio Recovery Associates, Inc.[1]	5,190	774,919

		4,006,289

Diversified Financial Services—1.6%
BM&FBOVESPA SA	1,064,000	5,736,603

Citigroup, Inc.	101,580	5,296,381

Haci Omer Sabanci Holding AS	394,688	1,959,891

Hong Kong Exchanges & Clearing Ltd.	60,331	934,384

JPMorgan Chase & Co.	68,822	3,835,450

McGraw Hill Financial, Inc.	125,600	7,769,616

Moscow Exchange (The)	1,139,406	1,941,004

		27,473,329

Insurance—1.6%
AIA Group Ltd.	379,200	1,795,645

Allianz SE	45,282	7,054,717

Dai-ichi Life Insurance Co. Ltd. (The)	3,511	4,782,357

Fidelity National Financial, Inc., Cl. A	111,350	2,725,848

Marsh & McLennan Cos., Inc.	46,420	1,943,605

ProAssurance Corp.	41,790	2,237,019

Prudential plc	450,822	7,976,500

Sul America SA	100,060	599,128

		29,114,819

Real Estate Management & Development—0.5%
CapitaMalls Asia Ltd.	343,000	537,638

DLF Ltd.	1,481,375	3,657,586

6	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued

Financials Continued

Real Estate Management & Development Continued

Hang Lung Group Ltd.	101,500	$522,773

Hang Lung Properties Ltd.	540,570	1,751,511

Kerry Properties Ltd.	40,000	164,012

SM Prime Holdings, Inc.	2,819,103	1,142,435

Soho China Ltd.	664,000	540,870

Wallace Theater Holdings, Inc.[1,4]	430	4,313

		8,321,138

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	202,586	2,663,256

Health Care—7.8%

Biotechnology—1.8%
Aegerion Pharmaceuticals, Inc.[1]	13,530	1,239,213

Amgen, Inc.	20,840	2,256,764

Biogen Idec, Inc.[1]	8,560	1,867,193

Celgene Corp.[1]	9,610	1,411,325

CSL Ltd.	30,100	1,787,529

Cubist Pharmaceuticals, Inc.[1]	17,870	1,113,837

Gilead Sciences, Inc.[1]	111,350	6,842,458

Grifols SA	57,848	2,452,634

Medivation, Inc.[1]	37,240	2,155,079

NPS Pharmaceuticals, Inc.[1]	27,480	494,915

Theravance, Inc.[1]	97,710	3,767,698

ThromboGenics NV1	13,783	565,773

Vertex Pharmaceuticals, Inc.[1]	71,130	5,676,174

		31,630,592

Health Care Equipment & Supplies—1.5%
Abaxis, Inc.	11,020	463,942

Baxter International, Inc.[2]	19,120	1,396,525

Becton, Dickinson & Co.	7,950	824,574

Cooper Cos., Inc. (The)	16,830	2,143,301

Dexcom, Inc.[1]	47,501	1,034,572

DiaSorin SpA	34,844	1,469,358

Essilor International SA	15,680	1,753,996

Insulet Corp.[1]	35,420	1,129,544

Medtronic, Inc.	63,480	3,506,635

Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	666,000	627,993

Sirona Dental Systems, Inc.[1]	15,570	1,099,242

Sonova Holding AG	12,271	1,354,871

Spectranetics Corp. (The)[1]	35,600	641,512

St. Jude Medical, Inc.	45,260	2,371,171

Straumann Holding AG	2,096	315,751

William Demant Holding AS1	14,999	1,320,879

Zimmer Holdings, Inc.	57,880	4,831,822

		26,285,688

7	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued

Health Care Continued

Health Care Providers & Services—1.9%
Acadia Healthcare Co., Inc.[1]	33,970	$1,252,474

Aetna, Inc.	105,910	6,796,245

Apollo Hospitals Enterprise Ltd.	40,209	621,327

BioScrip, Inc.[1]	21,360	347,100

Capital Senior Living Corp.[1]	41,740	961,690

Cardinal Health, Inc.	39,400	1,973,546

Centene Corp.[1]	18,910	1,048,938

Diagnosticos da America	102,900	539,003

ExamWorks Group, Inc.[1]	14,910	362,015

Hanger Orthopedic Group, Inc.[1]	16,740	618,041

MWI Veterinary Supply, Inc.[1]	8,870	1,261,048

Sinopharm Group Co., Cl. H4	347,400	952,889

Sonic Healthcare Ltd.	118,200	1,519,938

Team Health Holdings, Inc.[1]	52,160	2,097,875

UnitedHealth Group, Inc.	47,900	3,489,515

WellCare Health Plans, Inc.[1]	10,100	616,403

WellPoint, Inc.[2]	120,720	10,328,803

		34,786,850

Health Care Technology—0.2%
Cerner Corp.[1]	29,220	1,431,780

Compugroup Medical AG	12,451	304,391

Medidata Solutions, Inc.[1]	15,140	1,400,904

		3,137,075

Life Sciences Tools & Services—0.1%
ICON plc[1]	50,130	1,966,099

Pharmaceuticals—2.3%
Allergan, Inc.[2]	30,640	2,791,917

Bayer AG	57,556	6,688,414

Bristol-Myers Squibb Co.[2]	84,897	3,670,946

BTG plc[1]	17,100	98,723

Cipla Ltd.	111,107	731,930

Jazz Pharmaceuticals plc[1]	13,340	1,007,303

Johnson & Johnson	34,067	3,185,265

Medicines Co. (The)[1]	22,160	684,744

Novo Nordisk AS, Cl. B	11,933	2,017,212

Novo Nordisk AS, Sponsored ADR	11,604	1,960,148

Perrigo Co.	9,530	1,185,437

Pfizer, Inc.	79,704	2,329,748

Roche Holding AG	42,713	10,501,380

Santarus, Inc.[1]	23,780	578,330

Shire plc	74,300	2,712,237

Sun Pharmaceutical Industries Ltd.	55,298	511,200

		40,654,934

8	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued
Industrials—8.3%

Aerospace & Defense—1.8%
B/E Aerospace, Inc.[1]	11,360	$791,906

Embraer SA	197,700	1,681,189

Embraer SA, ADR	152,840	5,191,975

European Aeronautic Defense & Space Co.	210,670	12,622,553

HEICO Corp.	6,410	364,088

Hexcel Corp.[1]	54,090	1,904,509

Honeywell International, Inc.	49,220	4,084,276

Lockheed Martin Corp.	13,870	1,666,064

Precision Castparts Corp.	15,560	3,449,963

		31,756,523

Air Freight & Logistics—0.3%
United Parcel Service, Inc., Cl. B	53,610	4,653,348

Building Products—0.7%
A.O. Smith Corp.	45,400	1,875,928

American Woodmark Corp.[1]	25,840	896,390

Assa Abloy AB, Cl. B	155,473	6,910,413

Fortune Brands Home & Security, Inc.	54,830	2,265,027

Nortek, Inc.[1]	5,864	395,879

		12,343,637

Commercial Services & Supplies—0.3%
Aggreko plc	39,849	1,078,708

Edenred	22,570	725,029

Mobile Mini, Inc.[1]	57,980	2,000,890

Prosegur Compania de Seguridad SA	231,575	1,192,924

		4,997,551

Construction & Engineering—0.4%
FLSmidth & Co. AS	52,926	2,514,161

Koninklijke Boskalis Westminster NV	41,111	1,541,749

Leighton Holdings Ltd.	60,700	900,178

Outotec OYJ	29,812	360,869

Trevi Finanziaria Industriale SpA	129,332	1,080,610

		6,397,567

Electrical Equipment—1.2%
ABB Ltd.	63,765	1,404,099

AMETEK, Inc.	14,060	650,697

Eaton Corp. plc	48,000	3,309,600

Emerson Electric Co.	70,000	4,295,900

Generac Holdings, Inc.	26,200	1,135,770

Legrand SA	32,160	1,663,963

Nidec Corp.	53,600	4,335,654

Osram Licht AG1	5,343	208,267

Prysmian SpA	113,572	2,302,426

Roper Industries, Inc.	2,530	318,679

Schneider Electric SA	19,170	1,522,964

		21,148,019

9	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued
Industrials Continued

Industrial Conglomerates—0.8%
3M Co.	54,040	$6,345,917

Jardine Strategic Holdings Ltd.	18,512	637,481

Siemens AG	53,433	5,852,678

SM Investments Corp.	80,573	1,763,821

		14,599,897

Machinery—1.0%
Aalberts Industries NV	103,165	2,594,246

Atlas Copco AB, Cl. A	39,665	1,031,985

Chart Industries, Inc.[1]	10,050	1,142,685

Fanuc Ltd.	23,500	3,558,761

Ingersoll-Rand plc	54,980	3,356,529

Middleby Corp. (The)[1]	10,440	1,868,134

Proto Labs, Inc.[1]	16,710	1,130,766

PT United Tractors Tbk	144,500	235,761

Wabtec Corp.	32,460	1,884,628

Weir Group plc (The)	49,336	1,619,786

		18,423,281

Professional Services—0.3%
Advisory Board Co. (The)[1]	30,300	1,778,307

Experian plc	94,431	1,768,208

On Assignment, Inc.[1]	75,090	2,292,498

		5,839,013

Road & Rail—0.6%
Genesee & Wyoming, Inc., Cl. A1	19,000	1,703,540

J.B. Hunt Transport Services, Inc.	33,040	2,475,687

Kansas City Southern	26,420	2,846,755

Roadrunner Transportation Systems, Inc.[1]	31,240	944,385

Union Pacific Corp.	19,181	3,041,915

		11,012,282

Trading Companies & Distributors—0.8%
Beacon Roofing Supply, Inc.[1]	34,390	1,402,768

Brenntag AG	11,954	1,965,519

Bunzl plc	114,256	2,454,294

H&E Equipment Services, Inc.	89,360	2,040,982

United Rentals, Inc.[1]	40,950	2,347,254

W.W. Grainger, Inc.	8,560	2,243,918

Wolseley plc	25,970	1,246,794

		13,701,529

Transportation Infrastructure—0.1%
DP World Ltd.[5]	17,946	285,341

DP World Ltd.[5]	62,902	972,213

Koninklijke Vopak NV	23,942	1,378,515

		2,636,069

10	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued
Information Technology—14.3%

Communications Equipment—1.8%
Cisco Systems, Inc.	202,220	$5,166,721

Juniper Networks, Inc.[1]	231,670	5,020,289

QUALCOMM, Inc.[2]	96,684	6,240,952

Telefonaktiebolaget LM Ericsson, B Shares	1,343,217	15,926,443

		32,354,405

Computers & Peripherals—1.4%
Apple, Inc.[2]	24,313	11,001,633

EMC Corp.	195,110	5,102,127

Fusion-io, Inc.[1]	128,500	1,852,970

Gemalto NV	18,642	1,945,266

Stratasys Ltd.[1]	19,350	1,715,378

Western Digital Corp.	48,380	3,114,704

		24,732,078

Electronic Equipment, Instruments & Components—1.2%
Cognex Corp.	3,410	181,105

Corning, Inc.[2]	60,799	923,537

Hoya Corp.	80,000	1,724,704

Keyence Corp.	23,150	7,549,729

Kyocera Corp.	33,000	3,334,592

Methode Electronics, Inc.	36,390	687,407

Murata Manufacturing Co. Ltd.	89,900	6,175,699

Omron Corp.	19,100	591,181

Synnex Technology International Corp.	159,000	199,754

		21,367,708

Internet Software & Services—3.4%
Baidu, Inc., Sponsored ADR[1]	51,430	6,804,703

Cornerstone OnDemand, Inc.[1]	65,680	2,892,547

CoStar Group, Inc.[1]	15,170	2,374,864

eBay, Inc.[1,2]	205,337	10,613,870

Facebook, Inc., Cl. A1	114,910	4,232,135

Google, Inc., Cl. A1,2	16,559	14,697,768

Linkedin Corp., Cl. A1	960	195,638

Mail.ru Group Ltd., GDR	13,100	418,536

MercadoLibre, Inc.	9,450	1,109,714

Netease.com, Inc., ADR	12,290	782,996

NHN Corp.	9,617	2,386,523

Shutterstock, Inc.[1]	15,090	802,034

SPS Commerce, Inc.[1]	10,820	698,215

Telecity Group plc	99,170	1,343,636

Tencent Holdings Ltd.	82,200	3,725,810

United Internet AG	73,745	2,407,041

Web.com Group, Inc.[1]	62,100	1,613,358

Yahoo Japan Corp.	1,054	561,189

Yandex NV, Cl. A1	71,570	2,326,025

11	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued
Information Technology Continued

Internet Software & Services Continued
Youku, Inc., Sponsored ADR[1]	25,500	$565,590

		60,552,192

IT Services—1.1%
Accenture plc, Cl. A	20,449	1,509,341

Amadeus IT Holding SA, Cl. A	55,747	1,918,923

Infosys Ltd.	140,547	6,895,397

MasterCard, Inc., Cl. A	1,990	1,215,114

Maximus, Inc.	23,660	889,853

Tata Consultancy Services Ltd.	56,756	1,692,933

Teradata Corp.[1]	25,460	1,505,195

Visa, Inc., Cl. A	18,068	3,198,217

		18,824,973

Semiconductors & Semiconductor Equipment—1.7%
Altera Corp.	225,330	8,012,735

ARM Holdings plc	97,670	1,308,496

Cavium, Inc.[1]	26,390	964,818

Maxim Integrated Products, Inc.	218,820	6,258,252

Monolithic Power Systems, Inc.	75,560	1,978,161

Taiwan Semiconductor Manufacturing Co. Ltd.	1,865,000	6,308,812

Texas Instruments, Inc.	48,478	1,900,338

Xilinx, Inc.	84,430	3,942,037

		30,673,649

Software—3.7%
Adobe Systems, Inc.[1]	137,790	6,514,711

Aspen Technology, Inc.[1]	71,760	2,335,070

Avena Group plc	31,500	1,155,326

Citrix Systems, Inc.[1]	7,160	515,663

CommVault Systems, Inc.[1]	34,730	2,932,254

Dassault Systemes SA	13,590	1,788,535

Fleetmatics Group plc[1]	12,470	469,620

Guidewire Software, Inc.[1]	59,290	2,594,530

Imperva, Inc.[1]	38,660	1,956,969

Infoblox, Inc.[1]	51,940	1,698,438

Interactive Intelligence Group[1]	21,470	1,219,496

Intuit, Inc.[2]	100,520	6,425,238

Microsoft Corp.[2]	280,011	8,912,750

NetSuite, Inc.[1]	15,890	1,491,912

QLIK Technologies, Inc.[1]	36,730	1,150,384

Rally Software Development Corp.[1]	10,260	289,229

Sage Group plc (The)	256,219	1,368,714

Salesforce.com, Inc.[1]	46,190	2,020,813

SAP AG	166,280	12,244,243

ServiceNow, Inc.[1]	23,650	1,030,667

12	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued

Information Technology Continued

Software Continued

Splunk, Inc.[1]	28,350	$1,417,784

Tableau Software, Inc.[1]	6,010	332,954

Temenos Group AG	70,653	1,853,023

Ultimate Software Group, Inc. (The)[1]	21,690	2,934,657

		64,652,980

Materials—1.8%

Chemicals—1.1%
Asian Paints Ltd.	77,341	648,667

Ecolab, Inc.	28,993	2,671,415

Essentra plc	204,193	2,401,138

Linde AG	23,673	4,556,308

Lyondellbasell Industries NV, Cl. A	27,386	1,881,692

Orica Ltd.	14,269	231,563

PolyOne Corp.	19,500	563,745

PPG Industries, Inc.	23,030	3,694,933

Sika AG	571	1,589,703

Syngenta AG	2,893	1,146,175

		19,385,339

Construction Materials—0.3%
Ambuja Cements Ltd.	199,322	552,788

CaesarStone Sdot Yam Ltd.[1]	25,580	829,815

Cementos Argos SA	113,300	523,222

Eagle Materials, Inc.	18,820	1,269,974

James Hardie Industries SE, CDI	227,800	1,891,325

PT Indocement Tunggal Prakarsa Tbk	131,000	265,200

Semen Indonesia (Persero) Tbk PT	209,500	309,343

Ultra Tech Cement Ltd.	21,367	641,410

		6,283,077

Containers & Packaging—0.1%
Crown Holdings, Inc.[1]	27,660	1,212,338

Metals & Mining—0.2%
Anglo American plc	60,060	1,290,952

Antofagasta plc	43,440	585,066

Glencore Xstrata plc	145,380	616,487

Iluka Resources Ltd.	80,900	802,203

Real Gold Mining Ltd.[1]	273,000	352

		3,295,060

Paper & Forest Products—0.1%
Catalyst Paper Corp.[1]	18,707	21,856

International Paper Co.	23,400	1,130,454

KapStone Paper & Packing Corp.	20,870	919,324

NewPage Corp.[1]	460	40,250

		2,111,884

13	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Common Stocks Continued
Telecommunication Services—1.2%

Diversified Telecommunication Services—0.5%
BT Group plc	790,647	$4,087,850

Inmarsat plc	143,030	1,490,346

Verizon Communications, Inc.	30,053	1,487,022

Ziggo NV	38,353	1,523,210

		8,588,428

Wireless Telecommunication Services—0.7%
America Movil SAB de CV, Series L, ADR[2]	120,070	2,519,069

KDDI Corp.	152,000	8,383,642

MTN Group Ltd.	82,699	1,547,481

		12,450,192

Utilities—0.4%

Electric Utilities—0.2%
Fortum OYJ	119,438	2,366,359

NextEra Energy, Inc.	20,487	1,774,379

		4,140,738

Energy Traders—0.1%
APR Energy plc	82,430	1,316,557

Multi-Utilities—0.1%
Sempra Energy	9,140	800,938

Total Common Stocks (Cost $886,048,173)		1,095,669,103

Preferred Stocks—0.1%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.	473	468,566

Lojas Americanas SA, Preference	236,090	1,646,478

Total Preferred Stocks (Cost $1,982,161)		2,115,044

	Units

Rights, Warrants and Certificates—0.0%
Groupe FNAC SA Rts., Strike Price 0.0001EUR, 9/27/13[1] (Cost $32,236)	9,810	27,276
	Principal Amount

Asset-Backed Securities—0.5%
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivable Nts., Series 2012-2, Cl. D, 5.91%, 7/15/19[3]	$4,500,000	4,606,072

American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts., Series 2012-3, Cl. C, 2.78%, 9/17/18[3]	1,270,000	1,264,425

AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts., Series 2013-1, Cl. E, 2.64%, 7/8/20[3]	1,640,000	1,576,985

AmeriCredit Automobile Receivables Trust 2013-2, Automobile Receivables-Backed Nts., Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	715,000	703,397

14	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Asset-Backed Securities Continued
United Auto Credit Securitization Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.90%, 12/15/17[3]	$280,000	$278,493

Total Asset-Backed Securities (Cost $8,533,555)		8,429,372

Mortgage-Backed Obligations—7.1%
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	3,450,000	3,440,469

Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AJ, 5.888%, 6/1/50[6]	5,000,000	4,771,468

Bear Stearns Commercial Mortgage Securities Trust 2007-T26, Commercial Mtg. Pass-Through Certificates, Series 2007-T26, Cl. AJ, 5.566%, 1/1/45[6]	9,150,000	9,197,374

CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37	5,903,269	5,398,043

Citigroup Commercial Mortgage Trust 2013-GC11, Commercial Mtg. Pass-Through Certificates, Series 2013-GC11, Cl. D, 4.46%, 4/1/23[3,6]	1,935,000	1,637,332

Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	5,800,000	5,982,761

Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2012-CR4, Cl. D, 4.731%, 10/1/45[3,6]	995,000	850,197
Series 2012-CR5, Cl. E, 4.335%, 12/1/45[6]	135,000	114,114
Series 2013-CR6, Cl. D, 4.177%, 3/1/46[6]	1,040,000	851,587
Series 2013-CR7, Cl. D, 4.361%, 3/1/46[3,6]	790,000	644,324

Countrywide Alternative Loan Trust 2006-J2, Mtg. Pass-Through Certificates, Series 2006-J2, Cl. A7, 6%, 4/1/36	5,370,983	4,971,927

DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC2A, Cl. D, 5.444%, 7/1/44[3,6]	2,641,000	2,511,912

First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.843%, 11/25/35[6]	3,143,736	2,285,081

First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35	4,061,819	3,570,180

First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[6]	3,599,203	3,081,607

FREMF Mortgage Trust 2013-K25, Commercial Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.617%, 11/1/45[6]	1,868,000	1,537,329

FREMF Mortgage Trust 2013-K26, Commercial Mtg. Pass-Through Certificates, Series 2013-K26, Cl. C, 3.60%, 12/1/40[3,6]	630,000	516,277

FREMF Mortgage Trust 2013-K27, Commercial Mtg. Pass-Through Certificates, Series 2013-K27, Cl. C, 3.497%, 1/1/46[3,6]	1,025,000	828,381

FREMF Mortgage Trust 2013-K712, Commercial Mtg. Pass-Through Certificates, Series 2013-K712, Cl. C, 3.367%, 5/1/45[3,6]	1,630,000	1,439,418

15	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Mortgage-Backed Obligations Continued
GE Commercial Mortgage Corp., Commercial Mtg. Pass-Throuh Certificates, Series 2005-C4, Cl. AJ, 5.294%, 11/1/45[6]	$4,400,000	$4,301,627

Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 5.86%, 7/10/38[6]	6,495,000	6,660,152

GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.543%, 3/1/44[3,6]	972,562	937,517

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	5,000,000	4,602,605

JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	4,500,000	4,223,617

JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mtg. Pass-Through Certificates, Series 2013-C10, Cl. D, 4.161%, 12/15/47[6]	2,340,000	1,922,551

Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.683%, 5/1/39[6]	4,350,000	4,422,386

Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.664%, 11/1/45[3,6]	1,425,000	1,237,593

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commercial Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.305%, 2/1/46[6]	2,725,000	2,286,496

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.312%, 12/1/48[6]	1,275,000	1,053,358

Morgan Stanley Capital I Trust 2006-HQ10, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AJ, 5.39%, 11/1/41	4,500,000	4,479,098

Morgan Stanley Capital I Trust 2007-HQ11, Commercial Mtg. Pass-Through Certificates, Series 2007-HQ11, Cl. AJ, 5.51%, 2/1/44	4,200,000	4,397,820

UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.892%, 5/1/63[3,6]	265,000	236,585

UBS-Barclays Commercial Mortgage Trust 2013-C5, Commercial Mtg. Pass-Through Certificates, Series 2013-C5, Cl. D, 4.096%, 3/1/46[6]	1,970,000	1,606,369

WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.426%, 10/1/35[6]	2,344,099	2,205,162

Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.613%, 9/1/35[6]	7,453,252	6,892,488

Wells Fargo Mortgage-Backed Securities 2006-8 Trust, Mtg. Pass-Through Certificates, Series 2006-8, Cl. A15, 6%, 7/1/36	7,513,834	7,124,238

Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.64%, 3/1/36[6]	4,120,103	4,053,203

16	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Mortgage-Backed Obligations Continued
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.967%, 11/1/37[6]	$6,197,671	$5,442,779

WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.61%, 12/1/45[3,6]	730,000	617,343

WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 4.849%, 6/1/45[3,6]	1,300,000	1,152,709

WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 5.402%, 8/1/45[3,6]	1,420,000	1,261,558

WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.185%, 3/1/45[3,6]	726,000	602,311

Total Mortgage-Backed Obligations (Cost $130,349,320)		125,349,346

Non-Convertible Corporate Bonds and Notes—7.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	310,000	289,850

Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Unsub. Nts., 5/15/23	275,000	262,625

Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	465,000	471,975

ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[3]	110,000	116,325

AES Corp. (The): 7.375% Sr. Unsec. Unsub. Nts., 7/1/21	205,000	232,675
8% Sr. Unsec. Unsub. Nts., 10/15/17	430,000	500,950

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21[3]	355,000	367,425

Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	470,000	233,825

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	1,045,000	843,838

Ahern Rentals, Inc., 9.50% Sr. Sec. Nts., 6/15/18[3]	405,000	415,631

Air Lease Corp., 4.75% Sr. Unsec. Unsub. Nts., 3/1/20	480,000	477,600

Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	253,000	277,035

AK Steel Corp., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	400,000	342,000

Alere, Inc.: 7.25% Sr. Unsec. Nts., 7/1/18[3]	345,000	376,050
8.625% Sr. Unsec. Sub. Nts., 10/1/18	2,795	3,033

Aleris International, Inc.: 7.625% Sr. Unsec. Nts., 2/15/18	605,000	639,031
7.875% Sr. Unsec. Unsub. Nts., 11/1/20	700,000	735,000

Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	345,000	362,250

Ally Financial, Inc., 8% Sr. Unsec. Unsub. Nts., 3/15/20	700,000	827,750

Alpha Natural Resources, Inc., 6% Sr. Unsec. Unsub. Nts., 6/1/19	275,000	237,188

Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[3]	270,000	241,650

American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	1,010,085	1,050,488

American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	320,000	334,400

17	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	$730,000	$779,275

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	290,000	305,225

Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	210,000	212,100

ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[3]	350,000	365,750

Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	195,000	159,413

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	230,000	227,125

ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	245,000	268,275

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.: 5.875% Sr. Unsec. Nts., 8/1/23[3]	320,000	307,200
6.625% Sr. Nts., 10/1/20[3]	205,000	210,125

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	380,000	352,450

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50% Sr. Unsec. Nts., 4/1/23[3]	370,000	366,300

BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[3]	710,000	740,175

BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	325,000	355,063

Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	395,000	422,650

Belden, Inc., 5.50% Sr. Unsec. Sub. Nts., 9/1/22[3]	325,000	325,000

Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	740,000	869,500

Best Buy Co., Inc., 5% Sr. Unsec. Unsub. Nts., 8/1/18	360,000	358,183

Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	305,000	324,825

Biomet, Inc.: 6.50% Sr. Unsec. Sub. Nts., 10/1/20	135,000	139,219
6.50% Sr. Unsec. Unsub. Nts., 8/1/20	110,000	116,050

Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	695,000	743,650

BreitBurn Energy Partners LP/BreitBurn Finance Corp.: 7.875% Sr. Unsec. Nts., 4/15/22	140,000	141,750
8.625% Sr. Unsec. Nts., 10/15/20	900,000	963,000

Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	225,000	241,313

Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	633,000	692,344

Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	340,000	385,475

Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	310,000	347,975

Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[3,7]	675,000	700,313

Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	1,520,000	820,800

Calpine Corp.: 7.50% Sr. Sec. Nts., 2/15/21[3]	477,000	512,775
7.875% Sr. Sec. Nts., 1/15/23[3]	193,000	210,370

Cantor Commercial Real Estate Co. LP/CCRE Finance, 7.75% Sr. Unsec. Nts., 2/15/18[3,8]	465,000	478,950

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18[3]	690,000	672,750

Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17[7]	243,436	146,670

18	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[3]	$355,000	$335,475

Cenveo Corp., 8.875% Sec. Nts., 2/1/18	205,000	201,413

Cequel Communications Escrow 1 LLC/Cequel Escrow Capital Corp., 6.375% Sr. Nts., 9/15/20[3]	1,035,000	1,073,813

Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	345,000	352,763

Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	185,000	207,200

Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	360,000	363,600

Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	595,000	626,238

Chiquita Brands International, Inc., 7.875% Sr. Sec. Nts., 2/1/21[3]	320,000	340,800

CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	270,000	276,750

Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	480,000	499,200

Cincinnati Bell, Inc., 8.375% Sr. Unsec. Unsub. Nts., 10/15/20	140,000	148,750

Cinemark USA, Inc., 5.125% Sr. Unsec. Nts., 12/15/22	170,000	164,688

CIT Group, Inc.: 4.25% Sr. Unsec. Nts., 8/15/17	140,000	143,675
5% Sr. Unsec. Nts., 8/15/22	555,000	552,590

Citigroup, Inc., 5.35% Jr. Sub. Perpetual Bonds, Series D9	350,000	320,777

Claire’s Stores, Inc.: 7.75% Sr. Unsec. Nts., 6/1/20[3]	355,000	359,438
8.875% Sr. Sec. Nts., 3/15/19	355,000	383,400

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	470,000	506,425

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	150,000	162,750

CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	180,000	197,550

Cogeco Cable, Inc., 4.875% Sr. Unsec. Nts., 5/1/20[3]	90,000	89,100

Commercial Vehicle Group, Inc., 7.875% Sec. Nts., 4/15/19	400,000	402,000

Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19	295,000	283,200

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[4]	160,000	168,000

Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[3]	150,000	153,261

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23[3]	610,000	571,875

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	345,000	352,763

Dean Foods Co., 9.75% Sr. Unsec. Unsub. Nts., 12/15/18	400,000	456,500

Denbury Resources, Inc., 4.625% Sr. Unsec. Sub. Nts., 7/15/23	295,000	270,294

DigitalGlobe, Inc., 5.25% Sr. Unsec. Unsub. Nts., 2/1/21[3]	185,000	175,750

DineEquity, Inc., 9.50% Sr. Unsec. Unsub. Nts., 10/30/18	400,000	453,004

DISH DBS Corp.: 5.875% Sr. Unsec. Nts., 7/15/22	450,000	451,125
6.75% Sr. Unsec. Nts., 6/1/21	180,000	191,700
7.875% Sr. Unsec. Nts., 9/1/19	820,000	936,850

Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	70,000	71,575

19	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	$1,055,000	$1,091,925

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23[3]	95,000	90,488

Eagle Spinco, Inc., 4.625% Sr. Unsec. Nts., 2/15/21[3]	140,000	134,925

EarthLink, Inc., 7.375% Sr. Sec. Nts., 6/1/20[3]	695,000	689,788

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.: 10% Sr. Sec. Nts., 12/1/20[3]	775,000	840,875
11.75% Sec. Nts., 3/1/22[3]	710,000	793,425

Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	662,000	705,447

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	640,000	707,200

Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	355,000	353,225

Erickson Air-Crane, Inc., 8.25% Sr. Sec. Nts., 5/1/20[3]	700,000	710,500

Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21[3]	185,000	188,700

Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[3]	1,015,000	1,030,225

FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	530,000	561,800

Felcor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23	275,000	268,813

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[3]	765,000	797,513

First Data Corp.: 6.75% Sr. Sec. Nts., 11/1/20[3]	550,000	576,813
8.25% Sec. Nts., 1/15/21[3]	345,000	362,250
10.625% Sr. Unsec. Nts., 6/15/21[3]	460,000	469,200
12.625% Sr. Unsec. Nts., 1/15/21	1,088,000	1,198,160

Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	210,000	212,100

Ford Motor Co., 7.45% Bonds, 7/16/31	230,000	284,807
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[3]	525,000	588,000

Freescale Semiconductor, Inc.: 9.25% Sr. Sec. Nts., 4/15/18[3]	700,000	762,125
10.75% Sr. Unsec. Nts., 8/1/20	407,000	457,875

Fresenius Medical Care US Finance II, Inc.: 5.625% Sr. Unsec. Nts., 7/31/19[3]	290,000	308,488
5.875% Sr. Unsec. Nts., 1/31/22[3]	145,000	153,700

Frontier Communications Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/15/24	355,000	360,325

Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[3]	300,000	300,750

GenCorp, Inc., 7.125% Sec. Nts., 3/15/21[3]	705,000	747,300

General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[3]	330,000	324,225

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 2/15/21	205,000	203,463

Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	465,000	485,925

Geo Group, Inc. (The), 5.125% Sr. Unsec. Nts., 4/1/23[3]	360,000	349,200

Getty Images, Inc., 7% Sr. Nts., 10/15/20[3,8]	335,000	328,300

20	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	$735,000	$823,200

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	725,000	766,688

Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	305,000	331,306

Halcon Resources Corp., 8.875% Sr. Unsec. Unsub. Nts., 5/15/21	675,000	685,125

HCA, Inc., 7.50% Sr. Unsec. Unsub. Nts., 2/15/22	295,000	333,350

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[3]	715,000	759,688

HealthSouth Corp.: 7.75% Sr. Unsec. Nts., 9/15/22	180,000	195,300
8.125% Sr. Unsec. Unsub. Nts., 2/15/20	550,000	605,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	350,000	365,750

Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[3]	190,000	200,450

HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	700,000	705,250
Hologic, Inc., 6.25% Sr. Unsec. Unsub. Nts., 8/1/20	50,000	53,188

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	610,000	623,725

Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]	330,000	344,850

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	505,000	558,025

IAC/InterActiveCorp, 4.75% Sr. Unsec. Unsub. Nts., 12/15/22	350,000	332,500

Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17[4,7]	775,000	798,250

Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[3]	1,000,000	1,101,250

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	230,000	224,825

Inergy Midstream LP/Finance Corp., 6% Sr. Unsec. Nts., 12/15/20[3]	140,000	141,400

Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	145,000	162,763

Intelsat Jackson Holdings SA: 5.50% Sr. Unsec. Nts., 8/1/23[3]	235,000	226,775
7.25% Sr. Unsec. Nts., 10/15/20	400,000	435,000
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[3]	460,000	496,225

International Lease Finance Corp.: 3.875% Sr. Unsec. Unsub. Nts., 4/15/18	275,000	268,297
4.625% Sr. Unsec. Unsub. Nts., 4/15/21	185,000	177,716
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	580,000	668,450

ION Geophysical Corp., 8.125% Sr. Sec. Nts., 5/15/18[3]	90,000	87,750

iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	1,035,000	835,763

Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	795,000	835,744

iStar Financial, Inc., 4.875% Sr. Unsec. Unsub. Nts., 7/1/18	230,000	224,825

J.C. Penney Corp, Inc., 6.375% Sr. Unsec. Unsub. Nts., 10/15/36	455,000	345,800

Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	320,000	364,800

Jaguar Land Rover plc: 5.625% Sr. Unsec. Nts., 2/1/23[3]	285,000	280,725

21	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
7.75% Sr. Unsec. Bonds, 5/15/18[3]	$205,000	$224,475

Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[3]	420,000	426,300

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[3]	375,000	376,875

JMC Steel Group, Inc., 8.25% Sr. Unsec. Nts., 3/15/18[3]	55,000	55,000

K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[3]	170,000	187,425

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[4]	330,000	344,850

Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	535,000	565,763

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	760,000	839,800

Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21[3]	405,000	408,544

Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	430,000	466,550

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	765,000	831,938

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	140,000	144,550

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[3]	710,000	699,350

Level 3 Communications, Inc., 8.875% Sr. Unsec. Unsub. Nts., 6/1/19	690,000	746,925

Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	180,000	200,700

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	110,000	114,950

Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	1,000,000	1,045,000

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23[3]	140,000	134,575

Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	1,050,000	1,186,500

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Unsub. Nts., 7/15/23	615,000	581,175

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	360,000	344,700

MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	105,000	113,138

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	1,160,000	1,189,000

Memorial Production Partners LP/Memorial Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21[3]	230,000	224,250

MetroPCS Wireless, Inc.: 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[3]	355,000	363,431
6.625% Sr. Unsec. Nts., 11/15/20	750,000	790,313
6.625% Sr. Unsec. Nts., 4/1/23[3]	190,000	194,513

MGM Resorts International: 6.625% Sr. Unsec. Unsub. Nts., 12/15/21	110,000	116,188
6.75% Sr. Unsec. Nts., 10/1/20	195,000	207,919

Michaels FinCo Holdings LLC/Michaels FinCo., Inc., 7.50% Sr. Unsec. Nts., 8/1/18[3]	710,000	720,650

Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21[3]	365,000	359,069

Milestone Aviation Group LLC, 8.625% Sr. Unsec. Nts., 12/15/17[3]	395,000	418,700

Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	220,000	235,400

22	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	$390,000	$406,575

MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	316,575	334,778

Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[3]	105,000	116,813

Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[3]	140,000	142,800

Nationstar Mortgage LLC/Nationstar Capital Corp.: 6.50% Sr. Unsec. Nts., 8/1/18	120,000	121,800
6.50% Sr. Unsec. Unsub. Nts., 7/1/21	355,000	355,888
7.875% Sr. Unsec. Nts., 10/1/20	200,000	215,500
10.875% Sr. Unsec. Nts., 4/1/15	460,000	484,725

Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	300,000	313,500

Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	180,000	189,675

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	210,000	215,775

NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[10]	106,067	—

Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20[3]	340,000	353,600

Nortek, Inc.: 8.50% Sr. Unsec. Nts., 4/15/21[3]	545,000	587,238
10% Sr. Unsec. Nts., 12/1/18	800,000	878,000

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	450,000	498,375

NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23	135,000	139,050

Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[3]	355,000	361,213

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	180,000	191,250

Offshore Group Investment Ltd.: 7.125% Sr. Sec. Nts., 4/1/23[3]	370,000	372,775
7.50% Sr. Sec. Nts., 11/1/19	700,000	738,500

OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	690,000	752,100

Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[3]	375,000	368,438

Party City Holdings, Inc., 8.875% Sr. Unsec. Nts, 8/1/20[3]	310,000	341,000

Patriot Merger Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	190,000	194,750

Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	625,000	689,063

PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[3]	90,000	89,550

Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	632,000	692,040

Ply Gem Industries, Inc.: 8.25% Sr. Sec. Nts., 2/15/18	461,000	499,033
9.375% Sr. Unsec. Nts., 4/15/17	310,000	332,475

PNK Finance Corp., 6.375% Sr. Unsec. Nts., 8/1/21[3,8]	475,000	479,750

Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	480,000	514,800

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23[3]	90,000	88,650

PQ Corp., 8.75% Sr. Sec. Nts., 5/1/18[3]	285,000	302,100

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	730,000	770,150

Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	285,000	286,784

Quiksilver, Inc./QS Wholesale, Inc.: 7.875% Sr. Sec. Nts., 8/1/18[3]	300,000	315,000
10% Sr. Unsec. Nts., 8/1/20[3]	300,000	311,250

23	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Unsub. Nts., 3/15/21	$335,000	$363,475

Range Resources Corp., 5% Sr. Unsec. Sub. Nts., 8/15/22	275,000	279,125

Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[3]	775,000	869,938
9% Sr. Sec. Nts., 1/15/20[3]	395,000	454,250

Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]	230,000	230,575

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: 5.75% Sr. Sec. Nts., 10/15/20	350,000	357,000
9% Sr. Unsec. Unsub. Nts., 4/15/19	395,000	412,775

RHP Hotel Properties LP/RHP Finance Corp., 5% Sr. Unsec. Nts., 4/15/21[3]	350,000	344,750

Rite Aid Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/15/20	110,000	123,063

Rosetta Resources, Inc., 5.625% Sr. Unsec. Unsub. Nts., 5/1/21	210,000	210,263

Sabine Pass Liquefaction LLC: 5.625% Sr. Sec. Nts., 2/1/21[3]	350,000	346,063
5.625% Sr. Sec. Nts., 4/15/23[3]	270,000	264,600

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[3]	380,000	404,700

Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[3]	235,000	234,413

SandRidge Energy, Inc.: 7.50% Sr. Unsec. Unsub. Nts., 3/15/21	140,000	139,300
7.50% Sr. Unsec. Unsub. Nts., 2/15/23	180,000	177,300

SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20	215,000	220,913

Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	420,000	472,500

Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	350,000	382,375

Sealed Air Corp.: 5.25% Sr. Unsec. Nts., 4/1/23[3]	360,000	351,000
6.50% Sr. Unsec. Nts., 12/1/20[3]	110,000	119,350

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21[3]	230,000	224,250

ServiceMaster Co.: 7% Sr. Unsec. Unsub. Nts., 8/15/20	225,000	210,656
8% Sr. Unsec. Unsub. Nts., 2/15/20	235,000	230,888

Sinclair Television Group, Inc.: 5.375% Sr. Unsec. Nts., 4/1/21	375,000	368,438
6.125% Sr. Unsec. Nts., 10/1/22	705,000	715,575

SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21[3]	365,000	365,913

SM Energy Co., 6.50% Sr. Unsec. Unsub. Nts., 1/1/23	350,000	372,750

Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[3]	470,000	498,205

Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[3]	545,000	577,700

Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[3,7]	365,000	357,700

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[4]	685,000	715,825

Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	515,000	520,150

Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	675,000	624,375

24	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[3]	$335,000	$397,813

STHI Holding Corp., 8% Sec. Nts., 3/15/18[4]	305,000	330,925

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[3]	365,000	349,944

Sun Products Corp. (The), 7.75% Sr. Unsec. Nts., 3/15/21[3]	360,000	369,000

SunGard Data Systems, Inc., 7.625% Sr. Unsec. Nts., 11/15/20	365,000	397,850

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[3]	230,000	221,950

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	850,000	875,500

Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	275,000	286,344

Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Nts., 10/1/20[3]	195,000	197,925

Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	710,000	770,350

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	540,000	558,900

Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[3]	167,000	176,813

TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	980,000	1,049,825

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[3]	180,000	179,550

United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20	130,000	143,975

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW Gmb H, 7.50% Sr. Sec. Nts., 3/15/19	335,000	363,475

Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts, 8/15/20	155,000	164,688

Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[3]	640,000	705,600

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	695,000	752,338

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	765,000	814,725

US Airways 2011-1 Class A Pass-Through Trust, 7.125% Sec. Certificates, 10/22/23	546,311	610,503

US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	225,000	234,000

US Foods, Inc., 8.50% Sr. Sec. Nts., 6/30/19	345,000	369,150

US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[10]	225,000	10,125

Valeant Pharmaceuticals Inernational, Inc., 7.25% Sr. Unsec. Nts., 7/15/22[3]	300,000	320,250

Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[3]	265,000	280,238

Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	500,000	533,125

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	360,000	378,000

VeriSign, Inc., 4.625% Sr. Unsec. Nts., 5/1/23[3]	180,000	173,700

Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	646,000	429,590

ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	756,000	807,030

Viking Cruises Ltd., 8.50% Sr. Nts., 10/15/22[3]	220,000	243,650

25	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	$774,000	$830,115

Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	135,000	148,669

Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[3]	355,000	370,975

West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	695,000	759,288

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	535,000	361,125

Western Refining, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21	360,000	356,400

WEX, Inc., 4.75% Sr. Unsec. Nts., 2/1/23[3]	460,000	434,700

Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	810,000	838,350

Windstream Corp., 6.375% Sr. Unsec. Nts., 8/1/23	230,000	219,650

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	430,000	434,300

Total Non-Convertible Corporate Bonds and Notes (Cost $126,428,122)		128,636,387
Corporate Loans—0.6%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16[6]	386,017	372,399

Atlas Energy LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/22/19[6,8]	305,000	309,575

ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Tranche NM, 12.576%, 3/1/14[6]	14,093	6,236

ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 12.576%, 3/3/14[6]	213,417	94,437

ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 12.576%, 3/1/14[6]	161,486	71,457

Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[6]	276,332	269,770

BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/26/20[6,8]	385,000	393,663

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[6]	200,000	201,500

BMC Software, Inc., Sr. Sec. Credit Facilities Bridge Term Loan, 0.50%, 5/24/14[6]	705,000	—

Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 3/16/18[6]	280,000	283,789

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.44%, 1/28/18[6]	618,751	550,247

Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%, 12/31/17[6]	275,000	276,375

Clear Channel Capital I LLC, Extended Sr. Sec. Credit Facilities Term Loan, Tranche D, 6.936%, 1/30/19[6]	1,034,336	956,243

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.836%, 1/29/16[6]	350,673	329,535

Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[6]	455,000	459,550

Ion Trading Technologies Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 5/22/21[6]	635,000	637,580

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[6,8]	550,000	579,334

26	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value

Corporate Loans Continued
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[6]	$470,000	$493,500

NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[6,8]	355,000	358,550

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[6]	322,563	320,278

Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[6]	890,000	892,781

OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/11/18[6]	620,000	625,425

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/21/19[6]	680,000	656,200

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 14.573%, 5/20/18[6,7]	290,000	291,450

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/26/20[6]	690,000	708,113

Total Corporate Loans (Cost $10,079,679)		10,137,987

	Shares

Structured Securities—0.0%
UBS AG, Vietnam Dairy Products JSC Equity Linked Nts., 1/29/14[3] (Cost $448,964)	90,000	617,147

	Expiration Date	Strike Price	Contracts

Exchange-Traded Options Purchased—0.3%
Chicago Board Options Exchange Volatility Index Call[1]	8/21/13	$24.000	10,000	100,000

Chicago Board Options Exchange Volatility Index Call[1]	8/21/13	20.000	20,000	400,000

Chicago Board Options Exchange Volatility Index Call[1]	8/21/13	17.000	10,000	350,000

Chicago Board Options Exchange Volatility Index Put[1]	8/21/13	13.000	60,000	2,100,000

Standard & Poor’s 500 Index (The) Call[1]	8/16/13	1,710.000	3,000	1,740,000

Standard & Poor’s 500 Index (The) Put[1]	8/16/13	1,390.000	5,250	52,500

Standard & Poor’s 500 Index (The) Put[1]	8/16/13	1,540.000	7,000	525,000

U.S. Treasury Nts., 10 yr. Futures, 9/19/13 Call[1]	8/26/13	128.500	5,000	546,875

U.S. Treasury Nts., 10 yr. Futures, 9/19/13 Call[1]	8/26/13	130.000	2,850	44,531

U.S. Treasury Nts., 10 yr. Futures, 9/19/13 Call[1]	8/26/13	128.000	2,000	375,000
Total Exchange-Traded Options Purchased (Cost $24,879,078)				6,233,906

27	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value

Investment Companies—21.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[11,12]	39,740,230	$39,740,230

Oppenheimer Master Event-Linked Bond Fund, LLC[11]	9,251,612	121,414,996

Oppenheimer Master Loan Fund, LLC[11]	12,766,071	175,733,319

Oppenheimer Short Duration Fund, Cl. Y11	3,518,711	35,257,480
Total Investment Companies (Cost $370,211,815)		372,146,025

Total Investments, at Value (Cost $1,558,993,103)	98.7%	1,749,361,593

Other Assets Net of Liabilities	1.3	23,165,859

Net Assets	100.0%	$1,772,527,452

Footnotes to Consolidated Statement of Investments

Strike price is reported in U.S. Dollars (USD), except for those denoted in the following currency:

Eur                Euro

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $85,508,816. See accompanying Consolidated Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $78,025,943 or 4.40% of the Fund’s net assets as of July 31, 2013.

4. Restricted security. The aggregate value of restricted securities as of July 31, 2013 was $3,629,012, which represents 0.20% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20	6/28/12	$160,000	$168,000	$8,000
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17	12/13/12-12/14/12	772,788	798,250	25,462
InRetail Peru Corp.	10/4/12	376,000	313,960	(62,040)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-3/15/13	332,990	344,850	11,860
Sinopharm Group Co., Cl. H	6/15/12-4/26/13	1,040,265	952,889	(87,376)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20	7/24/12	685,000	715,825	30,825
STHI Holding Corp., 8% Sec. Nts., 3/15/18	3/11/11-2/9/12	318,097	330,925	12,828
Wallace Theater Holdings, Inc.	3/28/13	4	4,313	4,309

		$3,685,144	$3,629,012	$(56,132)

28	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

5. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

6. Represents the current interest rate for a variable or increasing rate security.

7. Interest or dividend is paid-in-kind, when applicable.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2013. See accompanying Consolidated Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Consolidated Notes.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions		Shares July 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	43,821,965	281,012,344	285,094,079		39,740,230
Oppenheimer Master Event-Linked Bond Fund, LLC	9,251,612	-	-		9,251,612
Oppenheimer Master Loan Fund, LLC	23,240,748	-	10,474,677		12,766,071
Oppenheimer Short Duration Fund, Cl. Y	4,997,580	1,515,143	2,994,012		3,518,711

		Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E		$39,740,230	$30,761		$-

Oppenheimer Master Event-Linked Bond Fund, LLC		121,414,996	7,606,295	[a]	(257,712)	[a]
Oppenheimer Master Loan Fund, LLC		175,733,319	11,883,931	[b]	5,127,259	[b]
Oppenheimer Short Duration Fund, Cl. Y		35,257,480	154,165		-

		$372,146,025	$19,675,152		$4,869,547

  a.   Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

  b.   Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

12.   Rate shown is the 7-day yield as of July 31, 2013.

29	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,185,646,338	67.8%
United Kingdom	65,302,150	3.7
Germany	58,630,692	3.4
France	47,981,525	2.7
Japan	47,181,162	2.7
Switzerland	45,934,956	2.6
India	34,074,148	2.0
Brazil	30,175,118	1.7
The Netherlands	29,346,003	1.7
Sweden	24,963,607	1.4
China	24,429,126	1.4
Spain	24,073,974	1.4
Italy	18,069,681	1.0
Mexico	16,130,214	0.9
Denmark	12,207,530	0.7
Russia	11,103,628	0.6
Ireland	8,861,099	0.5
Taiwan	6,508,566	0.4
Australia	5,908,657	0.3
Hong Kong	5,805,806	0.3
Canada	4,478,274	0.3
Philippines	3,773,992	0.2
Turkey	3,581,852	0.2
Colombia	3,531,913	0.2
Luxembourg	3,237,494	0.2
Korea, Republic of South	3,073,174	0.2
South Africa	2,921,311	0.2
Indonesia	2,760,179	0.2
Finland	2,727,228	0.2
Bermuda	2,276,155	0.1
Jersey, Channel Islands	1,768,208	0.1
Nigeria	1,516,736	0.1
Chile	1,444,473	0.1
Malaysia	1,441,999	0.1
Austria	1,377,054	0.1
United Arab Emirates	1,257,554	0.1
Argentina	1,109,714	0.1
Thailand	1,018,223	0.1
Israel	829,815	—
Egypt	722,845	—
Belgium	710,323	—
Vietnam	617,147	—
Singapore	537,638	—
Peru	313,960	—
Mongolia	352	—

Total	$1,749,361,593	100.0%

30	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Futures Contracts as of July 31, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)

CBOE VIX	Sell	1,000	9/17/13	$15,400,000	$922,730
U.S. Treasury Long Bonds	Sell	6	9/19/13	804,375	39,989
U.S. Treasury Nts., 2 yr.	Sell	291	9/30/13	64,110,938	(4,058)
U.S. Treasury Nts., 2 yr.	Buy	6	9/30/13	1,321,875	(374)
U.S. Treasury Nts., 10 yr.	Sell	467	9/19/13	59,046,313	1,699,644

					$2,657,931

Exchange Traded Options Written at July 31, 2013 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)

Chicago Board Options Exchange Volatility Index	Call	10,000	$22.000	8/21/13	$264,623	$(150,000)	$114,623
Chicago Board Options Exchange Volatility Index	Put	30,000	15.000	8/21/13	2,378,869	(4,800,000)	(2,421,131)
Standard & Poor’s 500 Index (The)	Put	8,750	1,470.000	8/16/13	7,060,920	(218,750)	6,842,170
U.S. Treasury Nts., 10 yr. Futures, 9/19/13	Put	1,425	121.500	8/26/13	287,487	(66,797)	220,690
U.S. Treasury Nts., 10 yr. Futures, 9/19/13	Put	1,000	123.000	8/26/13	451,745	(93,750)	357,995

					$10,443,644	$(5,329,297)	$5,114,347

31	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Consolidated Notes to Statement of Investments

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to July 31, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements. The result of the policy change did not have an impact on total net assets of the Fund, however it resulted in the following changes to the financial statements.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

32	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

As of July 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,811,775
Sold securities	1,526,602

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2013 is as follows:

Cost	$-
Market Value	$10,125
Market Value as a % of Net Assets	Less than 0.005%

Investment in Oppenheimer Global Allocation Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Global Allocation Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

At July 31, 2013, the Fund owned 2,921 shares with a market value of $14,895,146.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF

33	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established

34	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term

35	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at

36	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

37	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

The table below categorizes amounts as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$97,539,171	$78,033,516	$—	$175,572,687
Consumer Staples	40,950,402	58,806,375	—	99,756,777
Energy	36,084,585	26,522,963	—	62,607,548
Financials	76,921,336	82,093,952	4,313	159,019,601
Health Care	99,613,810	38,847,428	—	138,461,238
Industrials	78,382,898	69,125,818	—	147,508,716
Information Technology	168,333,480	82,437,982	2,386,523	253,157,985
Materials	14,195,546	18,091,800	352	32,287,698
Telecommunication Services	4,006,091	17,032,529	—	21,038,620
Utilities	2,575,317	3,682,916	—	6,258,233
Preferred Stocks	—	2,115,044	—	2,115,044
Rights, Warrants and Certificates	—	27,276	—	27,276
Asset-Backed Securities	—	8,429,372	—	8,429,372
Mortgage-Backed Obligations	—	125,349,346	—	125,349,346
Non-Convertible Corporate Bonds and Notes	—	128,636,387	—	128,636,387
Corporate Loans	—	10,137,987	—	10,137,987
Structured Securities	—	617,147	—	617,147
Exchange-Traded Options Purchased	6,233,906	—	—	6,233,906
Investment Companies	74,997,710	297,148,315	—	372,146,025

Total Investments, at Value	699,834,252	1,047,136,153	2,391,188	1,749,361,593
Other Financial Instruments:
Variation margin receivable	300,187	—	—	300,187

Total Assets	$700,134,439	$1,047,136,153	$2,391,188	$1,749,661,780

Liabilities Table
Other Financial Instruments:
Variation margin payable	(17,328)	—	—	(17,328)
Options written, at value	(5,329,297)	—	—	(5,329,297)

Total Liabilities	$(5,346,625)	$—	$—	$(5,346,625)

38	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1		Transfers into Level 2		Transfers into Level 3

Assets Table
Investments, at Value:
Common Stocks Consumer Discretionary	$(69,618,296)	[a]	$69,618,296	[a]	$–
Consumer Staples	(59,737,061)	[a]	59,737,061	[a]	–
Energy	(12,097,155)	[a]	12,097,155	[a]	–
Financials	(42,168,862)	[a]	42,168,862	[a]	–
Health Care	(26,817,944)	[a]	26,817,944	[a]	–
Industrials	(60,470,505)	[a]	60,470,505	[a]	–
Information Technology	(51,728,237)	[a,b]	49,019,639	[a]	2,708,598	[b]
Materials	(11,450,127)	[a]	11,450,127	[a]	–
Telecommunication Services	(13,428,618)	[a]	13,428,618	[a]	–
Utilities	(3,113,672)	[a]	3,113,672	[a]	–

Total Assets	$(350,630,477)		$347,921,879		$2,708,598

a. Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

b. Transferred from Level 1 to Level 3 because of the lack of observable market data.

39	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

40	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin

41	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the period ended July 31, 2013, the Fund had an ending monthly average market value of $50,486,056 and $148,603,666 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction . Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or

42	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

The Fund has purchased put options on volatility indexes to decrease exposure to volatility risk. A purchased put option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the period ended July 31, 2013, the Fund had an ending monthly average market value of $6,813,397 and $4,514,137 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying

43	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

The Fund has written put options on volatility indexes to increase exposure to volatility risk. A written put option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the period ended July 31, 2013, the Fund had an ending monthly average market value of $235,698 and $3,804,575 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended July 31, 2013 was as follows:

		Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of October 31, 2012	–	$–	2,500	$3,732,427
Options written	87,246	11,097,773	116,705	51,673,710
Options closed or expired	(77,246)	(10,833,150)	(78,030)	(45,227,116)

Options outstanding as of July 31, 2013	10,000	$264,623	41,175	$10,179,021

44	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

45	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended July 31, 2013, the Fund had ending monthly average notional amounts of $432 on volatility swaps which receive measured volatility/variance.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

46	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

47	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Restricted Securities

As of July 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,565,488,429
Federal tax cost of other investments	(151,179,741)

Total federal tax cost	$1,414,308,688

Gross unrealized appreciation	$248,319,853
Gross unrealized depreciation	(56,711,555)

Net unrealized appreciation	$191,608,298

48	Oppenheimer Global Allocation Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Common Stocks—52.9%

Consumer Discretionary—6.1%
Hotels, Restaurants & Leisure—1.4%
McDonald’s Corp.	125,000	$12,260,000
Media—3.8%
Cinemark Holdings, Inc.[1]	412,000	11,997,440
Comcast Corp., Cl. A	279,500	12,599,858
Time Warner Cable, Inc.	80,000	9,125,600
		33,722,898
Multiline Retail—0.6%
Macy’s, Inc.	115,000	5,559,100
Specialty Retail—0.3%
Tiffany & Co.	40,000	3,180,400

Consumer Staples—3.8%
Beverages—1.9%
Coca-Cola Co. (The)[1]	422,000	16,913,760
Tobacco—1.9%
Philip Morris International, Inc., Cl. A1	190,720	17,008,410

Energy—7.7%
Energy Equipment & Services—1.5%
Baker Hughes, Inc.	111,300	5,278,959
Schlumberger Ltd.	100,000	8,133,000
		13,411,959
Oil, Gas & Consumable Fuels—6.2%
Apache Corp.	17,800	1,428,450
Chevron Corp.	128,920	16,229,739
EOG Resources, Inc.	55,000	8,001,950
Exxon Mobil Corp.[1]	155,700	14,596,875
HollyFrontier Corp.	106,820	4,865,651
Kinder Morgan, Inc.	100,000	3,776,000
Royal Dutch Shell plc, ADR	96,100	6,810,607
		55,709,272

Financials—8.5%
Capital Markets—0.4%
Goldman Sachs Group, Inc. (The)	25,322	4,153,568
Commercial Banks—3.2%
Bond Street Holdings LLC, Cl. A2,3	375,000	5,250,000
Bond Street Holdings LLC, Cl. B, Non-Vtg.[3]	120,000	1,680,000
M&T Bank Corp.	139,640	16,318,330
Wells Fargo & Co.[1]	118,780	5,166,930
		28,415,260
Diversified Financial Services—1.4%
Citigroup, Inc.	234,800	12,242,472
Insurance—1.6%
ACE Ltd.	96,570	8,824,567
Alleghany Corp.[3]	13,502	5,453,188
		14,277,755

1	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Real Estate Investment Trusts (REITs)—1.9%
American Assets Trust, Inc.	60,788	$1,969,531
Blackstone Mortgage Trust, Inc., Cl. A	175,000	4,424,000
Macerich Co. (The)	89,500	5,553,475
Starwood Property Trust, Inc.	203,000	5,156,200
		17,103,206
Health Care—6.2%
Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	35,000	2,556,400

Covidien plc	38,000	2,341,940
		4,898,340
Health Care Providers & Services—2.0%
HCA Holdings, Inc.	20,000	780,000
UnitedHealth Group, Inc.	177,420	12,925,047
Universal Health Services, Inc., Cl. B	61,000	4,266,950
		17,971,997
Pharmaceuticals—3.6%
Actavis, Inc.[3]	74,000	9,935,980
Merck & Co., Inc.	352,500	16,979,925
Novartis AG, ADR	78,000	5,585,580
		32,501,485
Industrials—6.8%
Aerospace & Defense—2.5%
Honeywell International, Inc.	139,000	11,534,220
Lockheed Martin Corp.	19,000	2,282,280
Northrop Grumman Corp.	94,000	8,653,640
		22,470,140
Airlines—0.7%
United Continental Holdings, Inc.[1,3]	180,000	6,273,000
Commercial Services & Supplies—1.0%
Tyco International Ltd.	255,000	8,876,550
Construction & Engineering—0.9%
Quanta Services, Inc.[3]	300,000	8,043,000
Electrical Equipment—0.1%
Hubbell, Inc., Cl. B	9,500	1,019,825
Machinery—0.0%
AGCO Corp.	1	56
Trading Companies & Distributors—1.6%
AerCap Holdings NV3	493,901	8,653,146
Wesco International, Inc.[3]	74,000	5,607,720
		14,260,866
Information Technology—7.8%
Communications Equipment—2.7%
Cisco Systems, Inc.	250,000	6,387,500
Juniper Networks, Inc.[3]	417,790	9,053,509
QUALCOMM, Inc.	143,160	9,240,978
		24,681,987

2	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Computers & Peripherals—2.6%
Apple, Inc.[1]	38,658	$17,492,745
SanDisk Corp.[3]	100,000	5,512,000
		23,004,745
Internet Software & Services—0.8%
Google, Inc., Cl. A3	7,750	6,878,900
IT Services–0.9%
Accenture plc, Cl. A	35,000	2,583,350
International Business Machines Corp.	28,500	5,558,640
		8,141,990
Semiconductors & Semiconductor Equipment—0.8%
Xilinx, Inc.	150,000	7,003,500
Materials—3.6%
Chemicals—3.6%
Celanese Corp., Series A	311,500	14,970,690
Lyondellbasell Industries NV, Cl. A	163,400	11,227,214
Mosaic Co. (The)	133,670	5,492,500
		31,690,404
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.9%
BCE, Inc.	202,000	8,340,580
Utilities—1.5%
Electric Utilities—1.5%
Cleco Corp.	75,000	3,638,250
Edison International	75,000	3,738,750
PPL Corp.	174,050	5,529,569
		12,906,569
Total Common Stocks (Cost $395,230,667)		472,921,994
Preferred Stocks—3.5%
M&T Bank Corp.:
5% Cum., Series A, Non-Vtg.	5,167	5,244,505
5% Cum., Series C, Non-Vtg.	7,500	7,612,500
M&T Capital Trust IV, 8.50% Cum., Non-Vtg.	8,124	210,574
PPL Corp., 8.75% Cv.[3]	185,000	10,078,800
US Bancorp, 6% Non-Cum., Series G	300,000	7,995,000
Total Preferred Stocks (Cost $31,214,835)		31,141,379

	Principal Amount
Asset-Backed Securities—10.5%
Airspeed Ltd., Airplane Receivables:
Series 2007-1A, Cl. G1, 0.461%, 6/15/32[2,4]	$29,499,776	22,419,830
Series 2007-1A, Cl. G2, 0.471%, 6/15/32[2,4]	8,435,029	6,494,972
Blade Engine Securitization Ltd., Airplane Receivables, Series 2006-1AW, Cl. A1, 0.491%, 9/15/41[2,4]	32,634,346	23,823,073
New Century Home Equity Loan Trust 2005-2, Asset-Backed Nts., Series 2005-2, Cl. M3, 0.68%, 6/25/35[4]	5,500,000	4,047,662

3	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW3, Cl. M1, 0.67%, 8/25/35[4]	$5,000,000	$4,199,593
Saxon Asset Securities Trust 2007-3, Mtg. Loan Asset-Backed Certificates, Series 2007-3, Cl. 2A4, 0.68%, 9/25/47[4]	7,595,000	3,820,839
Structured Asset Securities Corp., Mtg. Loan Asset-Backed Certificates, Series 2007-GEL2, Cl. A2, 0.51%, 5/25/37[4]	35,500,000	29,535,059
Total Asset-Backed Securities (Cost $84,076,768)		94,341,028
Mortgage-Backed Obligations—2.6%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R2, Cl. M1, 0.835%, 4/25/34[4]	3,877,706	3,412,023
Bear Stearns Asset-Backed Securities I Trust 2004-HE9, Asset-Backed Certificates, Series 2004-HE9, Cl. M2, 1.99%, 11/25/34[4]	9,565,854	6,626,994
First NLC Trust 2005-4, Mtg.-Backed Certificates, Series 2005-4, Cl. A4, 0.58%, 2/25/36[4]	11,003,000	5,938,396
Home Equity Asset Trust 2005-5, Mtg. Home Equity Pass-Through Certificates, Series 2005-5, Cl. M2, 0.70%, 11/25/35[4]	1,888,088	1,497,259
Home Equity Mortgage Loan Asset-Backed Trust, Home Equity Asset-Backed Certificates, Series INABS 2005-B, Cl. M3, 0.68%, 8/25/35[4]	1,298,061	821,688
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2 A2, 2.673%, 4/1/34[4]	876,795	892,504
RAMP Series 2005-RS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-RS6, Cl. M2, 0.70%, 6/25/35[4]	944,044	849,741
Structured Asset Securities Corp., Mtg. Pass-Through Certificates, Series 2007-GEL2, Cl. A3, 0.64%, 5/25/37[4,5]	4,486,000	3,044,052
Total Mortgage-Backed Obligations (Cost $16,219,059)		23,082,657
Non-Convertible Corporate Bonds and Notes—6.2%
Calpine Corp., 7.25% Sr. Sec. Nts., 10/15/17[5]	12,848,000	13,490,400
Clearwire Communications LLC/Clearwire Finance, 12% Sr. Sec. Nts., 12/1/15[5]	14,042,000	14,919,625
Goldman Sachs Capital, 4% Unsec. Sub. Nts., 6/1/43[4]	999,000	790,459
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]	14,000,000	15,087,800
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Nts.[4,6]	11,000,000	10,766,250
Total Non-Convertible Corporate Bonds and Notes (Cost $53,478,023)		55,054,534
Convertible Corporate Bonds and Notes—1.2%
Amylin Pharmaceuticals, Inc., 3% Cv. Sr. Unsec. Nts., 6/15/14	7,000,000	7,105,000
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Unsub. Nts., 12/15/27[5]	3,000,000	3,575,625
Total Convertible Corporate Bonds and Notes (Cost $9,901,325)		10,680,625

Corporate Loans—1.6%
Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 5/16/18[4,7]	7,463,742	7,425,647

4	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value
Paperweight Development Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.658%, 6/28/19[4]	$7,000,000	$6,956,250

Total Corporate Loans (Cost $14,520,607)		14,381,897

	Expiration Date	Strike Price	Contracts
Exchange-Traded Options Purchased—0.2%
Standard & Poor’s 500 Index (The) Call[3]	9/20/13	$1670.000	300	1,264,200
Standard & Poor’s 500 Index (The) Call[3]	10/18/13	1760.000	600	576,000
Standard & Poor’s 500 Index (The) Put[3]	8/16/13	1580.000	400	52,000

Total Exchange-Traded Options Purchased (Cost $2,259,949)				1,892,200

Over-the-Counter Option Purchased—0.0%
Japanese Yen (JPY) Put[3] (Cost $390,000)	5/17/14	1USD per 120.00 JPY	6,000,000,000	89,520

	Swaption Expiration Date	Notional Amount
Over-the-Counter Interest Rate Swaptions Purchased—1.2%
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 1.87%; Received: Six-Month JPY BBA LIBOR; Termination Date: 1/25/26[3]	1/22/16	5,406,000,000	JPY	929,062
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2%; Received: Six-Month JPY BBA LIBOR; Termination Date: 1/21/25[3]	1/20/15	3,838,000,000	JPY	418,368
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.373%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/26[3]	4/26/16	30,000,000		2,297,343
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.41%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/13/26[3]	4/12/16	33,000,000		2,441,430
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.4675%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/13/26[3]	4/12/16	33,000,000		2,355,785
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 4.50%; Received: Three-Month BBA LIBOR; Termination Date: 2/28/27[3]	2/27/17	50,000,000		2,466,137

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $8,098,189)				10,908,125

Shares
Structured Securities—0.3%
Africa Telecommunications, Media & Technology Fund 1 LLC [2] (Cost $10,000,000)	9,542,930	2,576,591

5	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Investment Companies—17.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[8,9]	11,578,955	$11,578,955
Oppenheimer Master Loan Fund, LLC[8]	8,288,014	114,089,931
Oppenheimer Short Duration Fund, Cl. Y8	3,013,709	30,197,369
SPDR Gold Trust	30,900	3,953,964
Total Investment Companies (Cost $159,622,484)		159,820,219

Total Investments, at Value (Cost $785,011,906)	98.1%	876,890,769
Other Assets Net of Liabilities	1.9	16,619,811

Net Assets	100.0%	$893,510,580

Footnotes to Consolidated Statement of Investments

Notional amount and strike price are reported in U.S. Dollars, except for those denoted in the following currency:

JPY             Japanese Yen

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $75,411,994. See accompanying Consolidated Notes.

2. Restricted security. The aggregate value of restricted securities as of July 31, 2013 was $60,564,466, which represents 6.78% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
Africa Telecommunications, Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$2,576,591	$7,423,409
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G1, 0.461%, 6/15/32	1/9/13-7/10/13	22,602,531	22,419,830	182,701
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G2, 0.471%, 6/15/32	1/9/13-1/25/13	6,761,102	6,494,972	266,130
Blade Engine Securitization Ltd., Airplane Receivables, Series 2006-1AW, Cl. A1, 0.491%, 9/15/41	4/19/13-5/29/13	24,198,482	23,823,073	375,409
Bond Street Holdings LLC, Cl. A	11/4/09	7,500,000	5,250,000	2,250,000
		$71,062,115	$60,564,466	$10,497,649

3. Non-income producing security.

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $50,117,502 or 5.61% of the Fund’s net assets as of July 31, 2013.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after July 31, 2013. See accompanying Consolidated Notes.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2012	Additions	Reductions	July 31, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	230,425,592	174,288,671	393,135,308	11,578,955

Oppenheimer Master Loan Fund, LLC	8,288,014	-	-	8,288,014

Oppenheimer Short Duration Fund, Cl. Y	2,006,223	1,007,486	-	3,013,709

6	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Value	Income		Realized Gain
Oppenheimer Institutional Money Market Fund, Cl. E	$ 11,578,955	$158,709		$-

Oppenheimer Master Loan Fund, LLC	114,089,931	5,918,231	[a]	2,017,894	[a]

Oppenheimer Short Duration Fund, Cl. Y	30,197,369	95,016		-

	$ 155,866,255	$6,171,956		$2,017,894

 a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

9. Rate shown is the 7-day yield as of July 31, 2013.

	Shares Sold Short	Value
Securities Sold Short—(22.2)%
Common Stock Securities Sold Short—(18.7)%
ADT Corp. (The)	(91,000)	$(3,647,280)
Aeropostale, Inc.[3]	(183,300)	(2,773,329)
Aflac, Inc.	(177,000)	(10,917,360)
Air Lease Corp.	(226,000)	(6,300,880)
Aircastle Ltd.	(215,000)	(3,779,700)
Assurant, Inc.	(63,500)	(3,439,160)
BHP Billiton Ltd., Sponsored ADR	(98,000)	(6,147,540)
BJ’s Restaurants, Inc.[3]	(117,700)	(4,194,828)
Boeing Co. (The)	(29,000)	(3,047,900)
Camden Property Trust	(60,000)	(4,232,400)
Caterpillar, Inc.	(86,000)	(7,130,260)
CBL & Associates Properties, Inc.	(179,000)	(4,075,830)
Chesapeake Energy Corp.	(617,000)	(14,376,100)
City National Corp.	(50,000)	(3,476,500)
Cliffs Natural Resources, Inc.	(479,000)	(9,345,290)
Comerica, Inc.	(186,000)	(7,912,440)
Commerce Bancshares, Inc.	(66,150)	(3,018,425)
Daido Steel Co. Ltd.	(233,000)	(1,350,157)
E.I. du Pont de Nemours & Co.	(67,000)	(3,865,230)
First Niagara Financial Group, Inc.	(550,000)	(5,879,500)
FirstMerit Corp.	(155,000)	(3,475,100)
FMC Technologies, Inc.[3]	(51,000)	(2,718,300)
Glimcher Realty Trust	(364,000)	(4,091,360)
JDS Uniphase Corp.[3]	(159,000)	(2,332,530)
Kohl’s Corp.	(47,000)	(2,490,060)
Montpelier Re Holdings Ltd.	(120,000)	(3,241,200)
Pandora Media, Inc.[3]	(125,000)	(2,292,500)
Pennsylvania Real Estate Investment Trust	(430,000)	(8,901,000)
Quicksilver Resources, Inc.[3]	(598,734)	(868,164)
Rio Tinto plc, Sponsored ADR	(55,000)	(2,474,450)
Rockwell Automation, Inc.	(60,500)	(5,859,425)
Rosetta Resources, Inc.[3]	(75,000)	(3,420,750)
Rouse Properties, Inc.	(125,392)	(2,551,727)
SandRidge Energy, Inc.[3]	(200,000)	(1,084,000)
Southern Copper Corp.	(195,000)	(5,083,650)

7	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares Sold Short	Value
Walter Industries, Inc.	(90,000)	$(1,007,100)
Weingarten Realty Investors	(92,000)	(2,881,440)
Zions Bancorp	(118,000)	(3,497,520)

Total Common Stock Securities Sold Short (Proceeds $151,812,265)		(167,180,385)

	Principal Amount Sold Short
Non-Convertible Corporate Bonds and Notes Securities Sold Short—(1.1)%
Arch Coal, Inc., 8.75% Sr. Unsec. Unsub. Nts., 8/1/16 (Proceeds $10,367,273)	$(10,000,000)	(9,975,000)
Convertible Corporate Bonds and Notes Securities Sold Short—(1.8)%
Alpha Appalachia Holdings, Inc., 3.25% Cv. Sr. Unsec. Unsub. Nts., 8/1/15	(16,000,000)	(14,990,000)
Alpha Natural Resources, Inc., 2.375% Cv. Sr. Unsec. Unsub. Nts., 4/15/15	(1,500,000)	(1,398,750)

Total Convertible Corporate Bonds and Notes Securities Sold Short (Proceeds $16,762,358)		(16,388,750)

	Shares Sold Short
Investment Company Securities Sold Short—(0.6)%
SPDR S&P Retail Exchange Traded Fund (Proceeds $3,874,378)	(65,500)	(5,350,040)

Total Securities Sold Short (Proceeds $182,816,274)		$(198,894,175)

Forward Currency Exchange Contracts as of July 31, 2013 are as follows:
		Contract Amount		Expiration		Unrealized	Unrealized
Counterparty/Contract Description	Buy/Sell	(000’s)		Date	Value	Appreciation	Depreciation

Citibank NA:

Australian Dollar (AUD)	Sell	14,460	AUD	9/30/13	$12,943,190	$ 428,753	$ -

Euro (EUR)	Sell	32,000	EUR	9/30/13	42,580,540	-	845,980

Total unrealized appreciation and depreciation						$ 428,753	$ 845,980

Futures Contracts as of July 31, 2013 are as follows:
					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

Corn	Buy	80	12/13/13	$ 1,916,000	$ (274,090)

Euro BTP	Sell	43	9/6/13	6,365,222	131,418

Soybean	Buy	32	11/14/14	1,898,800	(83,789)

U.S. Treasury Nts., 10 yr.	Sell	112	9/19/13	14,161,000	(113,877)

					$ (340,338)

8	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Over-the-Counter Credit Default Swaps at July 31, 2013 are as follows:
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)

Austria (Republic of)

Goldman Sachs International	Buy	$25,000		1.00%	12/20/16	$(874,393)	$(759,035)	$(1,633,428)

	Total	25,000				(874,393)	(759,035)	(1,633,428)

CDX North America Investment Grade Index, Series 20

JPMorgan Chase Bank NA	Sell	25,000		1.00	6/20/18	(118,806)	339,457	220,651

	Total	25,000				(118,806)	339,457	220,651

France (Republic of)

Goldman Sachs International	Buy	25,000		0.25	12/20/16	(1,910,232)	89,669	(1,820,563)

	Total	25,000				(1,910,232)	89,669	(1,820,563)

Germany (Federal Republic of)

Goldman Sachs International	Buy	50,000		0.25	12/20/16	(1,804,216)	(169,138)	(1,973,354)

	Total	50,000				(1,804,216)	(169,138)	(1,973,354)

Italy (Republic of) :

Goldman Sachs International	Buy	30,000		1.00	9/20/18	(2,689,419)	2,119,091	(570,328)

Goldman Sachs International	Buy	15,000		1.00	9/20/18	(1,316,379)	1,059,545	(256,834)

	Total	45,000				(4,005,798)	3,178,636	(827,162)

iTraxx Europe, Series 19, Version 1

JPMorgan Chase Bank NA	Buy	19,490	EUR	1.00	6/20/18	(332,086)	(38,716)	(370,802)

	Total	19,490	EUR			(332,086)	(38,716)	(370,802)

				Grand Total Buys		(8,926,725)	2,301,416	(6,625,309)

				Grand Total Sells		(118,806)	339,457	220,651

		Total Over-the-Counter Credit Default Swaps				$(9,045,531)	$2,640,873	$(6,404,658)

Notional Amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR        Euro

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$25,000,000	$-	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

9	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Over-the-Counter Total Return Swaps as of July 31, 2013 are as follows:
Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value

Custom Basket of Securities
Goldman Sachs Group, Inc. (The)	15,297	EUR	If positive, the Total Return of a Custom Basket of Securities	Daily EUR EONIA minus 75 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	11/18/13	$(311,662)

The Blackstone Group LP :
Goldman Sachs Group, Inc. (The)	2,529		Five-Month USD BBA LIBOR plus 58 basis points and if negative, the absolute value of the Total Return of The Blackstone Group LP	If positive, the Total Return of The Blackstone Group LP	12/9/13	232,203
Goldman Sachs Group, Inc. (The)	2,805		Eight-Month USD BBA LIBOR plus 58 basis points and if negative, the absolute value of the Total Return of The Blackstone Group LP	If positive, the Total Return of The Blackstone Group LP	12/9/13	361,399

				Reference Entity Total		593,602

			Total Over-the-Counter Total Return Swaps			$ 281,940

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:
EUR	Euro

Abbreviations are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EONIA	Euro OverNight Index Average

Consolidated Notes to Statement of Investments

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to July 31, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements. The result of the policy change did not have an impact on total net assets of the Fund, however it resulted in the following changes to the financial statements.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

10	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $256,508,570. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2013, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$6,874,125

Investment in Oppenheimer Flexible Strategies Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Flexible Strategies Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At July 31, 2013, the Fund owned 7,500 shares with a market value of $10,460,363.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

11	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

12	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities

Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by

13	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$54,722,398	$—	$—	$54,722,398
Consumer Staples	33,922,170	—	—	33,922,170
Energy	69,121,231	—	—	69,121,231
Financials	69,262,261	6,930,000	—	76,192,261
Health Care	55,371,822	—	—	55,371,822
Industrials	60,943,437	—	—	60,943,437
Information Technology	69,711,122	—	—	69,711,122
Materials	31,690,404	—	—	31,690,404
Telecommunication Services	8,340,580	—	—	8,340,580
Utilities	12,906,569	—	—	12,906,569
Preferred Stocks	13,067,579	18,073,800	—	31,141,379
Asset-Backed Securities	—	94,341,028	—	94,341,028
Mortgage-Backed Obligations	—	23,082,657	—	23,082,657
Non-Convertible Corporate Bonds and Notes	—	55,054,534	—	55,054,534

14	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Convertible Corporate Bonds and Notes	—	10,680,625	—	10,680,625
Corporate Loans	—	14,381,897	—	14,381,897
Exchange-Traded Options Purchased	1,892,200	—	—	1,892,200
Over-the-Counter Option Purchased	—	89,520	—	89,520
Over-the-Counter Interest Rate Swaptions Purchased	—	10,908,125	—	10,908,125
Structured Securities	—	—	2,576,591	2,576,591
Investment Companies	45,730,288	114,089,931	—	159,820,219

Total Investments, at Value	526,682,061	347,632,117	2,576,591	876,890,769
Other Financial Instruments:
Swaps, at value	—	4,201,364	—	4,201,364
Foreign currency exchange contracts	—	428,753	—	428,753
Variation margin receivable	14,460	—	—	14,460

Total Assets	$526,696,521	$352,262,234	$2,576,591	$881,535,346

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(164,823,128)	$(2,357,257)	$—	$(167,180,385)
Non-Convertible Corporate Bonds and Notes Securities Sold Short	—	(9,975,000)	—	(9,975,000)
Convertible Corporate Bonds and Notes Securities Sold Short	—	(16,388,750)	—	(16,388,750)
Investment Company Securities Sold Short	(5,350,040)	—	—	(5,350,040)
Swaps, at value	—	(1,278,551)	—	(1,278,551)
Foreign currency exchange contracts	—	(845,980)	—	(845,980)
Variation margin payable	(1,750)	—	—	(1,750)

Total Liabilities	$(170,174,918)	$(30,845,538)	$—	$(201,020,456)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$2,058,671	$(2,058,671)

Total Liabilities	$2,058,671	$(2,058,671)

* Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

15	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

16	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market. Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended July 31, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,769,574 and $63,651,178, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

17	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the period ended July 31, 2013, the Fund had an ending monthly average market value of $3,184,315 and $10,203,238 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 31, 2013, the Fund had an ending monthly average market value of $330,842 and $313,118 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

18	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

As of July 31, 2013, the Fund has no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

19	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the period ended July 31, 2013, the Fund had ending monthly average notional amounts of $142,000,881 and $15,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended July 31, 2013, the Fund had ending monthly average notional amounts of $1,120,256 and $26,273,803 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual

20	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the period ended July 31, 2013, the Fund had an ending monthly average market value of $5,904,424 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of July 31, 2013 the Fund has required certain counterparties to post collateral of $15,051,866.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

21	Oppenheimer Flexible Strategies Fund

CONSOLIDATED STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of July 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$785,302,984
Federal tax cost of other investments	(189,270,228)

Total federal tax cost	$596,032,756

Gross unrealized appreciation	$126,451,282
Gross unrealized depreciation	(57,486,531)

Net unrealized appreciation	$68,964,751

22	Oppenheimer Flexible Strategies Fund

STATEMENT OF INVESTMENTS July 31, 2013 / Unaudited

	Shares	Value
Common Stocks—98.7%
Consumer Discretionary—14.5%
Auto Components—0.7%
Dana Holding Corp.	530,952	$11,601,301
Diversified Consumer Services—1.5%
Apollo Group, Inc., Cl. A1	351,270	6,400,139
H&R Block, Inc.	369,280	11,606,470
ITT Educational Services, Inc.[1]	235,630	6,180,575

		24,187,184
Hotels, Restaurants & Leisure—0.3%
Darden Restaurants, Inc.	101,580	4,982,499
Household Durables—4.5%
Leggett & Platt, Inc.	351,460	11,039,359
Lennar Corp., Cl. A	271,180	9,184,867
Newell Rubbermaid, Inc.	1,218,910	32,934,948
Tupperware Brands Corp.	202,390	17,057,429

		70,216,603
Leisure Equipment & Products—1.2%
Hasbro, Inc.	189,340	8,709,640
Polaris Industries, Inc.	105,180	11,794,885

		20,504,525
Media—4.0%
Cablevision Systems Corp., Cl. A	333,120	6,226,013
Cinemark Holdings, Inc.	268,850	7,828,912
Gannett Co., Inc.	358,500	9,234,960
Interpublic Group of Cos., Inc. (The)	585,690	9,634,600
Meredith Corp.	122,130	5,803,618
National CineMedia, Inc.	514,533	9,318,193
Regal Entertainment Group, Cl. A	496,730	9,363,360
Valassis Communications, Inc.	169,050	4,839,902

		62,249,558
Specialty Retail—2.3%
Brown Shoe Co., Inc.	270,561	6,431,235
GameStop Corp., Cl. A	254,142	12,468,207
Guess?, Inc.	263,060	8,859,861
OfficeMax, Inc.	731,020	8,326,318

		36,085,621
Consumer Staples—3.5%
Beverages—0.4%
Cott Corp.	753,880	6,309,976
Food & Staples Retailing—0.1%
Safeway, Inc.	59,940	1,545,853
Food Products—1.6%
B&G Foods, Inc.	286,655	9,987,060
Ingredion, Inc.	72,700	4,885,440
J.M. Smucker Co. (The)	92,830	10,445,232

		25,317,732
Personal Products—0.5%
Avon Products, Inc.	348,901	7,975,877
Tobacco—0.9%
Lorillard, Inc.	338,154	14,381,690
Energy—7.7%
Energy Equipment & Services—1.7%
Diamond Offshore Drilling, Inc.	54,050	3,645,132
McDermott International, Inc.[1]	622,460	5,384,279
Noble Corp.	300,270	11,470,314
Oceaneering International, Inc.	98,915	8,021,017

		28,520,742
Oil, Gas & Consumable Fuels—6.0%
Cameco Corp.	330,500	6,715,760
CONSOL Energy, Inc.	201,220	6,243,857
EQT Corp.	128,920	11,151,580
HollyFrontier Corp.	124,590	5,675,074
Pioneer Natural Resources Co.	181,070	28,022,393
QEP Resources, Inc.	212,420	6,476,686
Southwestern Energy Co.[1]	371,073	14,393,922
Tesoro Corp.	144,840	8,234,154
Whiting Petroleum Corp.[1]	158,770	8,171,892

		95,085,318
Financials—25.1%
Capital Markets—4.6%
Federated Investors, Inc., Cl. B	509,819	14,800,046
Invesco Ltd.	608,044	19,572,936
Lazard Ltd., Cl. A	880,756	32,024,288
Legg Mason, Inc.	226,492	7,789,060

		74,186,330
Commercial Banks—8.6%
Bank of the Ozarks, Inc.	342,410	16,360,350
CIT Group, Inc.[1]	361,910	18,135,310
East West Bancorp, Inc.	545,800	16,827,014
Fifth Third Bancorp	498,330	9,582,886
First NBC Bank Holding Co.[1]	254,560	6,659,290

1	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Commercial Banks (Continued)
Home BancShares, Inc.	267,572	$7,310,067
Huntington Bancshares, Inc.	1,925,010	16,458,835
KeyCorp	1,256,040	15,436,732
SunTrust Banks, Inc.	570,850	19,859,871
TCF Financial Corp.	576,485	8,785,631

		135,415,986
Consumer Finance—0.5%
SLM Corp.	330,490	8,166,408
Insurance—8.6%
Axis Capital Holdings Ltd.	220,949	9,624,538
Everest Re Group Ltd.	77,280	10,319,198
Fidelity National Financial, Inc., Cl. A	422,581	10,344,783
Genworth Financial, Inc., Cl. A1	1,063,110	13,809,799
Lincoln National Corp.	265,740	11,073,386
PartnerRe Ltd.	64,303	5,757,691
Reinsurance Group of America, Inc., Cl. A	378,070	25,742,786
Unum Group	432,680	13,689,995
Validus Holdings Ltd.	326,350	11,562,581
WR Berkley Corp.	167,210	7,084,688
XL Group plc, Cl. A	482,806	15,135,968

		134,145,413
Real Estate Investment Trusts (REITs)—2.8%
Aviv REIT, Inc.	209,670	5,220,783
CBL & Associates Properties, Inc.	328,920	7,489,508
Equity Lifestyle Properties, Inc.	206,220	7,937,408
LaSalle Hotel Properties	297,764	8,021,762
Omega Healthcare Investors, Inc.	350,301	11,150,081
Retail Opportunity Investments Corp.	281,967	3,862,948

		43,682,490
Health Care—9.8%
Health Care Equipment & Supplies—3.8%
Boston Scientific Corp.[1]	3,239,877	35,379,457
Teleflex, Inc.	218,767	17,376,663
Zimmer Holdings, Inc.	101,970	8,512,456

		61,268,576
Health Care Providers & Services—4.4%
Community Health Systems, Inc.	211,154	9,725,753
Humana, Inc.	183,020	16,702,405
Omnicare, Inc.	407,031	21,487,166
Quest Diagnostics, Inc.	196,571	11,462,055
Universal Health Services, Inc., Cl. B	144,111	10,080,564

		69,457,943
Pharmaceuticals—1.6%
Actavis, Inc.[1]	87,200	11,708,344
Questcor Pharmaceuticals, Inc.	205,910	13,758,906

		25,467,250
Industrials—15.1%
Aerospace & Defense—1.7%
Embraer SA, ADR	214,344	7,281,266
L-3 Communications Holdings, Inc.	139,610	13,004,671
Raytheon Co.	91,880	6,600,659

		26,886,596
Airlines—1.9%
Delta Air Lines, Inc.[1]	1,101,022	23,374,697
United Continental Holdings, Inc.[1]	185,120	6,451,432

		29,826,129
Building Products—0.9%
A.O. Smith Corp.	200,600	8,288,792
Masco Corp.	331,526	6,802,914

		15,091,706
Construction & Engineering—0.9%
KBR, Inc.	444,780	13,912,718
Electrical Equipment—4.4%
Eaton Corp. plc	562,860	38,809,197
Hubbell, Inc., Cl. B	123,950	13,306,032
Rockwell Automation, Inc.	182,090	17,635,416

		69,750,645
Machinery—4.8%
AGCO Corp.	191,900	10,794,375
Harsco Corp.	303,710	7,823,570
Parker Hannifin Corp.	170,910	17,651,585
Pentair Ltd.	246,120	15,033,010
Timken Co.	426,220	24,899,772

		76,202,312
Trading Companies & Distributors—0.5%
HD Supply Holdings, Inc.[1]	341,360	7,298,277
Information Technology—12.7%
Computers & Peripherals—3.6%
NCR Corp.[1]	1,165,160	41,945,760
Seagate Technology plc	168,280	6,884,335
Western Digital Corp.	117,480	7,563,362

		56,393,457

2	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Electronic Equipment, Instruments, & Components—0.8%
Anixter International, Inc.[1]	155,999	$12,954,157
Internet Software & Services—0.9%
IAC/InterActiveCorp	94,080	4,761,389
United Online, Inc.	1,138,426	9,244,019

		14,005,408
IT Services—1.2%
Paychex, Inc.	110,700	4,366,008
Western Union Co.	773,950	13,900,142

		18,266,150
Semiconductors & Semiconductor Equipment—4.1%
Analog Devices, Inc.	304,720	15,040,979
Cypress Semiconductor Corp.[1]	758,350	9,684,129
Microchip Technology, Inc.	467,499	18,578,410
NVIDIA Corp.	840,890	12,134,043
ON Semiconductor Corp.[1]	1,072,820	8,840,037

		64,277,598
Software—2.1%
CA, Inc.	427,630	12,717,716
Synopsys, Inc.[1]	562,660	20,840,926

		33,558,642
Materials—2.9%
Chemicals—0.7%
PPG Industries, Inc.	69,860	11,208,338
Containers & Packaging—1.2%
Rock-Tenn Co., Cl. A	166,400	19,027,840
Metals & Mining—0.7%
Nucor Corp.	120,990	5,659,912
Steel Dynamics, Inc.	286,850	4,463,386

		10,123,298
Paper & Forest Products—0.3%
Schweitzer-Mauduit International, Inc.	101,840	5,513,618
Telecommunication Services—1.2%
Diversified Telecommunication Services—1.2%
Frontier Communications Corp.	1,887,010	8,227,364
Windstream Corp.	1,246,310	10,406,689

		18,634,053
Utilities—6.2%
Electric Utilities—2.0%
Entergy Corp.	117,732	7,946,910
NV Energy, Inc.	434,730	10,272,670
Pepco Holdings, Inc.	665,180	13,669,449

		31,889,029
Gas Utilities—0.9%
Questar Corp.	568,220	13,557,729
Multi-Utilities—3.3%
Alliant Energy Corp.	156,890	8,310,463
Ameren Corp.	248,390	8,894,846
DTE Energy Co.	126,780	8,963,346
Integrys Energy Group, Inc.	89,181	5,600,567
SCANA Corp.	148,450	7,706,039
Sempra Energy	98,070	8,593,874
Vectren Corp.	103,542	3,833,125

		51,902,260

Total Common Stocks (Cost $1,324,538,235)		1,561,034,835

Investment Company—1.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $21,001,021)	21,001,021	21,001,021
Total Investments, at Value (Cost $1,345,539,256)	100.0%	1,582,035,856
Assets in Excess of Other Liabilities	0.0	55,251

Net Assets	100.0%	$1,582,091,107

Footnotes to Statement of Investments

1.	Non-income producing security.

3	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions	Shares July 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	104,395,565	384,877,425	468,271,969	21,001,021

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$21,001,021	$55,956

3. Rate shown is the 7-day yield as of July 31, 2013.

4	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the

5	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or

6	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of July 31, 2013 based on valuation input level:

7	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stock
Consumer Discretionary	$229,827,291	$—	$—	$229,827,291
Consumer Staples	55,531,128	—	—	55,531,128
Energy	123,606,060	—	—	123,606,060
Financials	395,596,627	—	—	395,596,627
Health Care	156,193,769	—	—	156,193,769
Industrials	238,968,383	—	—	238,968,383
Information Technology	199,455,412	—	—	199,455,412
Materials	45,873,094	—	—	45,873,094
Telecommunication Services	18,634,053	—	—	18,634,053
Utilities	97,349,018	—	—	97,349,018
Investment Company	21,001,021	—	—	21,001,021

Total Assets	$1,582,035,856	$ —	$ —	$1,582,035,856

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,348,870,206

Gross unrealized appreciation	$243,481,412
Gross unrealized depreciation	(10,315,762)

Net unrealized appreciation	$233,165,650

8	OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2013